united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/21

Item 1. Reports to Stockholders.

Class I Shares

ANNUAL REPORT
As Of August 31, 2021

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 6
Schedules of Investments	Page 39
Statements of Assets and Liabilities	Page 79
Statements of Operations	Page 83
Statements of Changes in Net Assets	Page 87
Notes to Financials	Page 93
Financial Highlights	Page 114
Report of Independent Registered Public Accounting Firm	Page 123
Supplemental Information	Page 125
Privacy Notice	Page 132

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
Frederick C. Teufel, Jr	Chief Compliance Officer
Timothy J. Burdick	Assistant Secretary
Aaron J. Smith	Assistant Treasurer
Richard S. Gleason	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	4221 N 203rd Street, Suite 100
Goodyear, Arizona 85395	Elkhorn, Nebraska 68022

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
4221 N 203rd Street, Suite 100	225 Liberty Street
Elkhorn, Nebraska 68022	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2021

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2020 through August 31, 2021.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 6.7% during the second quarter of 2021, an improvement over the reported GDP of 6.3% AGR during the first quarter of 2021. The economy has posted two impressive back-to-back GDP prints; recovery from the economic disruption caused by COVID-19 continues to be steady. However, as we stated in last quarter’s commentary, there is a well-fed elephant in the room: inflation. CPI has been increasing steadily since its 0.12% low in May of 2020, and producer prices have been growing rapidly since the producer-side disinflationary period in early 2020. While supply chain problems certainly look to be causing issues in the face of mostly strong demand throughout the retail sectors, employment wages have also been increasing rapidly. Though supply chains can be reconciled to take pressure off of prices, wage growth has generally had a strong trend relationship with inflation. When employment wages go up, they usually do not reverse back, implying that some inflation is likely to hang around. We believe that the drawdown in the monetary base implies the Fed is beginning to react to inflationary pressures.

Personal Consumption Expenditures (PCE) - which account for roughly 70% of GDP - contribution to GDP growth was the largest it has been since Q3 2020. The PCE Services sector contribution to GDP was also the strongest it has been since Q3 2020. Services are about 42% of GDP; services rebounded sharply from last quarter’s relatively disappointing report. The Gross Private Domestic Investment (GPDI) sector’s results have been negative for the last two quarters. GPDI has been hurt significantly by non-residential structures and residential structures. The GPDI Equipment and Intellectual property products metrics have been in an upward trend, though a moderate one. Additionally, Government consumption expenditures and gross investment reduced the GDP growth rate.

The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its September 22, 2021, meeting: “With progress on vaccinations and strong policy support, indicators of economic activity and employment have continued to strengthen. The sectors most adversely affected by the pandemic have improved in recent months, but the rise in COVID-19 cases has slowed their recovery. Inflation is elevated, largely reflecting transitory factors. Overall financial conditions remain accommodative, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.”

Monetary Policy: In its most recent FOMC statement, the Committee stated, “the path of the economy continues to depend on the course of the virus. Progress on vaccinations will likely continue to reduce the effects of the public health crisis on the economy but risks to the economic outlook remain. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the longer run. With inflation having run persistently below this longer-run goal, the Committee will aim to achieve inflation moderately above 2 percent for some time so that inflation averages 2 percent over time and longer-term inflation expectations remain well anchored at 2 percent. The Committee expects to maintain an accommodative stance of monetary policy until these outcomes are achieved.”

Last December, the Committee indicated that it would continue to increase its holdings of Treasury securities and of agency mortgage-backed securities until “substantial further progress has been made toward its maximum employment and price stability goals.” The economy has made healthy progress towards the Fed’s goals. The one- and three-month direction of both the monetary base and currency in circulation have been generally trending lower since April 2020. We capture the direction of short-term trends of the money supply to try to ascertain the mindset of the Fed. History tells us that if the economy slows to less than 2% growth and unemployment gets stuck near current levels, with inflation over 4% over the intermediate term, it is likely the Fed will have a difficult time reducing its purchase program by a significant margin.

Interest Rates: The Federal Funds rate and short-term interest rates usually respond rapidly to inflationary trends. Intermediate-term and long-term rates are sensitive to inflation as well, however they generally react more aggressively to broad economic trends, especially those of significant magnitude. Most recently, both inflation and GDP have moved up rapidly, however rates have responded counterintuitively this time. Short-term rates have barely moved off their lows. Intermediate- and long-term rates increased substantially to start the year, however, over the past three months they’ve been range-bound or declining even in the face of strong economic and inflationary data. We believe that in the near-term the economy might not be as strong as it has looked in recent reports. When the Fed tapers its debt purchase program there could be a swift reaction in bond yields to the upside. However, the magnitude of any increase in yields is still suspect until the Fed announces the degree of the taper.

Regarding long- term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds continues to change rapidly. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. The quality spread declined further, nearing a long-term low of 0.65 during June 2021, then it had a small uptick to 0.7 in September 2021, a very good sign for corporate earnings.

Equity Valuations: As of September 30, 2021, the S&P 500 index was at 4,307. Our proprietary valuation work suggests support for the S&P 500 at roughly 4,134, with a lower support level around 3,824 over the near- to intermediate-term. Short-term and intermediate-term earnings projections look solid. Currently, earnings forecasts continue to be beat projections and future earnings expectations are increasing. We believe PE levels should stay elevated over their median of around 24. Increasing earnings are doing what they often do: as earnings increase the further along we are into an economic cycle, the PE normally declines from extreme levels observed when an expansion first begins. As we mentioned in a previous overview, inflation and intermediate-to-long-term interest rates are beginning to work against valuations. If economic growth endures, inflation and interest rates are likely to increase, which often causes the PE to retract to its mean.

To create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our proprietary valuation work currently sets an appropriate S&P 500 PE from 24.5 to 25.5. This produces a fair value range of 4,169 to 4,738 over the next 6 to 12 months. Earnings growth has increased our target range even while our valuation work has reduced PE projections from our last report. The current levels and trends of the underlying data we analyze indicate that we are likely to stay in fair-value range for the near-term.

Inflation: Is the Fed responsible for creating inflation? Our decades of research on various money supply tools indicate the answer is “yes,” to a degree; it takes time, sometimes years, for money supply movement to get into the economy and have a causal effect on inflation.

The Saratoga Economic Strength Monitor™ (ESM) has typically trended with, or in advance of, CPI and Fed activity. In April 2020, ESM hit a cycle low of zero a month before CPI bottomed. After bottoming-out, ESM marched steadily to a cycle high of 79.91 in June 2021 (the metric remains elevated as of its most recent August reading, at 75.22); generally, when this metric has increased by 30 points from a low, higher inflation follows and the Fed becomes less accommodative. Additionally, our Commodity Inflation Forecaster™ (CIF), is an index built of a basket of commodities that normally leads trends in CPI by several months. CIF has a range of -80 to +80. During June 2019, CIF produced a cycle low at -55, from which it moved up to a cycle high in April 2021 of +70. As of September 2021, it is down to +40, implying that the steady rise in CPI could be over by around November 2021.

The Producer Price complex has been posting strong gains, with a number of underlying components that we watch closely (Finished Goods, Final Demand of Personal Consumption Goods, Processed Goods for Intermediate Demand, to name a few) moving up rapidly. These groups have correlated closely with CPI’s direction in the past, suggesting that the Fed needs to be very watchful that the demand for goods and the cost of goods stay well in balance.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios may help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888- 672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC; the Saratoga Advantage Trust and Northern Lights Distributors, LLC are not affiliated entities. 6688-NLD-11012021

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	9/1/94 — 8/31/21*	7.22%
Ten Year:	9/1/11 — 8/31/21*	12.30%
Five Year:	9/1/16 — 8/31/21*	12.36%
One Year:	9/1/20 — 8/31/21	44.04%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.18%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

The Saratoga Large Capitalization Value Portfolio posted solid absolute and relative performance for the annual period. Outperformance was primarily due to strength in Financials, Consumer Discretionary and Communication Services sectors, although gains were achieved in all major sectors.

The portfolio’s top contributor during the quarter was Schwab Holdings (2.92%). Schwab continued to integrate their highly accretive acquisition of TD Ameritrade, which created the largest self-directed US brokerage firm. The better-than-expected earnings accretion from TD Ameritrade, along with a more favorable view on financials, helped Schwab’s stock to double over the past year from a depressed valuation. Mohawk Industries (4.02%) also outperformed during the fiscal year, as the world’s largest flooring manufacturer benefitted from strong demand for residential housing and price increases helped them to more than offset inflationary pressures.

The portfolio had relatively few decliners during the past fiscal year, with the notable exception of Alibaba Group (3.54%). The unprecedented regulatory tightening in China in its duration, scope and intensity, has included regulatory reform around data usage, ability to raise capital and changes in employee relations. The ultimate impact of this will take years to play out, and the industry and competitive landscape will certainly be impacted. As a result of the implications of regulatory tightening, Alibaba’s stock has been severely pressured despite the company’s strong competitive moat and historical track record of organic revenue growth. We believe the secular trend to online business models and China’s rising middle class and increasing purchasing power could continue to benefit the company over the long-term.

The portfolio’s value-oriented, relatively concentrated approach to stock selection allowed us to significantly outperform both the sector and broad market during the past fiscal year. We expect future returns for the market to moderate and anticipate a more challenging, choppier market environment, which could continue to favor superior stock selection, in-depth research, and a concentrated value approach.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/21. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Crown Holdings, Inc.	6.8%
Raytheon Technologies Corporation	6.5%
Walker & Dunlop, Inc.	5.4%
Axalta Coating Systems Ltd.	5.4%
NRG Energy, Inc.	5.0%
East West Bancorp, Inc.	4.7%
Bausch Health Companies, Inc.	4.6%
Sony Group Corporation	4.5%
Qorvo, Inc.	4.4%
CACI International, Inc.	4.3%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2021, consisted of 1,223 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalizationweighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	9/1/94 – 8/31/21*	9.86%
Ten Year:	9/1/11 – 8/31/21*	18.30%
Five Year:	9/1/16 – 8/31/21*	21.25%
One Year:	9/1/20 – 8/31/21	31.15%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.12%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The global economy is well on the way to delivering historic growth numbers. Fiscal policy is looking to pour more fuel on the fire and there is an output gap to be filled in important segments of the economy. Central bankers are loath to reduce stimulus until inflation is clearly on a sustained upward trajectory and employment is approaching prior peak levels. Vaccinations are ramping up in both developed and developing countries and global economic data is outpacing estimates by close to a record margin per the Citi Economic Surprise index. We fully expect many bumps in the road over the next several years, but the path of the global economy and corporate earnings are solidly in recovery and expansion mode and we expect this to continue for an extended period.

Performance for the Saratoga Large Capitalization Growth Portfolio was particularly strong in the Information Technology sector led by cyber security firms Fortinet (2.07%) and CrowdStrike (1.76%). Generac Holdings (2.39%), a manufacturer of power generation equipment and storage systems, was a top performer in the Industrials sectors. Multiple drivers, including more frequent extreme storms and the roll out of 5G, which uses more antennas to service smaller geographic areas, is lifting demand for Generac’s products. Performance in the Healthcare sector was hurt after portfolio holding Amedisys (0.00%) shocked investors when they announced a very expensive acquisition. Underperformance related to a small underweight in COVID vaccine maker Moderna (0.99%) was offset by an overweight to Laboratory Corporation (0.00%) which is benefiting from increased testing.

At year end, the portfolio had a slight overweight to the Information Technology sector which generally is less exposed to the movement of physical products, many of which are facing unprecedented backups, bottlenecks and labor shortages. There were no meaningful under-weights to any individual sector which is typical of the portfolio.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/21. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Apple, Inc.	8.8%
Microsoft Corporation	7.4%
Amazon.com, Inc.	5.0%
Facebook, Inc., Class A	4.0%
Costco Wholesale Corporation	3.0%
Alphabet, Inc., Class A	3.0%
Alphabet, Inc., Class C	2.9%
Adobe, Inc.	2.8%
United Parcel Service, Inc., Class B	2.4%
Generac Holdings, Inc.	2.4%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2021, consisted of 1,257 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/7/03 – 8/31/21*	9.94%
Ten Year:	9/1/11 – 8/31/21*	11.53%
Five Year:	9/1/16 – 8/31/21*	10.34%
One Year:	9/1/20 – 8/31/21	40.57%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.46%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy: (i) value- driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISOR COMMENTARY

The recovery in financial markets continued in during the period. Positive vaccine data, combined with election results that indicated further expected stimulus, were the impetus for some of a strong fourth quarter 2020 rally. Continuing the trend from the fourth quarter, the market was led by small caps over large caps and value over growth in the first quarter of 2021. Buoyed by a new round of stimulus checks and an accelerated rollout of Covid-19 vaccines, cyclical sectors and securities with high beta and high short interest led the equity market to new all-time highs. Coincident with the equity market rally, fixed income markets experienced a significant rise in US Treasury rates. With the short end of the treasury curve anchored near the zero bound, the steepening yield curve served as a powerful rally for the financial sector.

Reversing the trend of the prior two quarters, larger capitalization equities led the market higher in Q2 2021. Growth stocks also resumed their leadership over value during the quarter. The leadership shift to larger cap equities with growth characteristics is consistent with the modest decline in Treasury yields and flattening yield curve experienced during the quarter.

Long and short-term leading indicators have confirmed a downturn in the growth rate. This downturn in the industrial cycle is underway globally, with China and the US leading the slowdown in industrial activity. Our current expectation is for economic growth to decline from the current unsustainably high levels and begin to moderate into the second half of the year. As industrial activity slows, the services side of the economy should remain healthy as the economy fully reopens, employment growth accelerates, and consumers continue to reduce their excess savings rate. Should the economic slowdown become too pronounced, the growth in the services economy may also slow, but this is a risk equity markets would not likely begin to discount until late 2021 to early 2022.

For the twelve-month period ending 8/31/21, the Saratoga Advantage Trust Mid Capitalization Portfolio posted strong absolute and relative performance. Both an overweight to, and security selection within, Financials was the largest contributor to returns. In addition, stock selection in Industrials delivered further outperformance. The greatest detractors were an underweight to both the Information Technology and Real Estate sectors.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Motorola Solutions Inc.	4.7%
Elanco Animal Health Inc.	4.5%
Skechers USA Inc.	3.3%
Alliance Data Systems Corporation	2.8%
Sotera Health Company	2.6%
Nexstar Media Group Inc.	2.5%
Crown Holdings Inc.	2.4%
Aramark	2.3%
Pioneer Natural Resources Company	2.3%
Avantor Inc.	2.2%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2021, consisted of 396 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	9/1/94 – 8/31/21*	9.29%
Ten Year:	9/1/11 – 8/31/21*	10.82%
Five Year:	9/1/16 – 8/31/21*	14.04%
One Year:	9/1/20 – 8/31/21	46.97%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.69%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to- cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom-up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISOR COMMENTARY

During 4Q 2020, small cap stocks, as an asset class, significantly outperformed mid cap and large cap stocks. In the small cap space, the Materials, Financials, Technology, Energy and Industrial sectors outperformed. Consumer Staples and Utilities underperformed. The Saratoga Advantage Trust Small Capitalization Portfolio’s underweight to the Materials, Technology, and Financial sectors hurt relative performance. The portfolio’s overweight to Industrials and Energy sectors and underweight to Utility sector helped relative performance.

During 1Q 2021 small cap stocks as an asset class outperformed mid cap and large cap stocks. In the small cap space, the Energy, Consumer Discretionary, Financials, and Industrial sectors outperformed. The Health Care, Utilities, and Technology sectors underperformed. The portfolio’s overweight to the Financials and Industrials sectors and underweight to the Health Care sector helped relative performance. The portfolio’s underweight to the Energy sector hurt the relative performance.

During 2Q 2021, small caps finally ran behind mid and large caps. In the small cap space, the Energy, Technology, and Consumer Discretionary sectors outperformed. The Utilities, Industrials, Financials, and Health Care sectors underperformed. The portfolio’s overweight to the Financials and Industrials sectors hurt relative performance. The portfolio’s underweight to the Utility and Health Care sectors helped relative performance.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Virtus Investment Partners, Inc.	2.4%
Boot Barn Holdings, Inc.	2.3%
Moelis & Company	2.3%
WESCO International, Inc.	2.2%
Cerence, Inc.	2.0%
Generac Holdings, Inc.	1.9%
StepStone Group, Inc.	1.9%
Darling Ingredients, Inc.	1.9%
TopBuild Corporation	1.8%
Installed Building Products, Inc.	1.8%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2021, consisted of 615 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	9/1/94 – 8/31/21*	1.94%
Ten Year:	9/1/11 – 8/31/21*	2.99%
Five Year:	9/1/16 – 8/31/21*	6.31%
One Year:	9/1/20 – 8/31/21	37.96%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.64%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISOR COMMENTARY

The global economy is well on the way to delivering historic growth numbers. Fiscal policy is looking to pour more fuel on the fire and there is an output gap to be filled in important segments of the economy. Central bankers are loath to reduce stimulus until inflation is clearly on a sustained upward trajectory and employment is approaching prior peak levels. Vaccinations are ramping up in both developed and developing countries and global economic data is outpacing estimates by close to a record margin per the Citi Economic Surprise index. We fully expect many bumps in the road over the next several years, but the path of the global economy and corporate earnings are solidly in recovery and expansion mode and we expect this to continue for an extended period.

Five of the six global investment regions had positive stock selection within the Saratoga International Equity Portfolio, with Developed Americas being neutral. Emerging Asia was the top contributor. China accounted for the bulk of the regions’ excess return, with South Korea also making a significant contribution. Developed Europe had the next highest contribution with Germany taking top honors, boasting three holdings among the top eight individual performers. Developed Asia was the third best relative performer thanks in large part to Japanese shipping company Nippon Yusen (3.20%), which was the top individual performer in the portfolio, up over 100%.

From a sector standpoint, Consumer Discretionary was the top performing sector, accounting for over 40% of excess return. Two auto manufacturers, Kia Corp (2.03%) and Tata Motors (0.00%), led the sector for the portfolio. Industrials, Health Care, Financials and Consumer Staples also made significant contributions. Information Technology was the only detractor of note.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/21. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Eurofins Scientific S.E.	3.3%
Nippon Yusen KK	3.2%
Merck KGaA	3.0%
Cie de Saint-Gobain	2.9%
Siemens Healthineers A.G.	2.8%
Sony Group Corporation	2.7%
Anglo American plc	2.7%
BP plc	2.7%
ABB Ltd.	2.6%
Vanguard International Semiconductor Corporation	2.6%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/28/03 – 8/31/21*	9.25%
Ten Year:	9/1/11 – 8/31/21*	11.66%
Five Year:	9/1/16 – 8/31/21*	7.44%
One Year:	9/1/20 – 8/31/21	22.43%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.91%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top -down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISOR COMMENTARY

The Healthcare sector once again exhibited strong absolute returns during the annual period. The first six months of the year saw successful vaccine distributions create a path to a broad-based economic reopening with consumers returning to restaurants, stores and travel destinations. As a result, cyclical sectors rebounded sharply off depressed lows and defensive sectors, such as Healthcare, trailed on a relative basis. However, a return to defensive positions occurred in the back half of the year as the delta-variant became pervasive causing a new rise in nationwide Covid cases.

While never truly falling out of the spotlight since the pandemic began, the rise of new Covid cases over the summer has returned the Healthcare sector to center stage. Within the industry, the life sciences tools and services category has benefitted from continued demand for Covid testing as well as the services used in drug research. The reopening of the economy did allow for the return of many elective medical procedures, which helped equipment and supplies companies to outperform. Traditional pharmaceutical makers lagged on a relative basis due to increased capital expenditures targeted at Covid solutions and, more recently, indecision regarding potential prescription drug price legislation.

As we move into the new fiscal year, uncertainty in the economy has risen, led by concerns of increased inflation, inventory and labor shortages, and the on -going negotiations of a proposed federal spending bill. These events bear watching though we anticipate market forces will continue to work as they should to remedy these imbalances. There will no doubt be bumps along the way; however, we believe the economy and markets remain on solid footing, led primarily by cash rich consumers and enterprises eager to spend. We think the Healthcare sector could be positioned to benefit having become significantly more consumer driven with the continued expansion of new procedures and products in recent years.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Charles River Laboratories International, Inc.	6.7%
McKesson Corporation	6.2%
United Therapeutics Corporation	5.7%
Medtronic plc	4.9%
Illumina, Inc.	4.4%
Amgen, Inc.	4.4%
Anthem, Inc.	4.4%
UnitedHealth Group, Inc.	4.4%
Stryker Corporation	4.3%
Alcon, Inc.	4.3%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weightedIndex, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect an fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/7/03 – 8/31/21*	14.56%
Ten Year:	9/1/11 – 8/31/21*	18.34%
Five Year:	9/1/16 – 8/31/21*	22.28%
One Year:	9/1/20 – 8/31/21	23.89%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.68%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISOR COMMENTARY

Despite pockets of uncertainty, US equity markets continued their impressive ascent for the fiscal year ended August 31, 2021. During the initial six months of the year, the Technology sector lagged on a relative basis as cyclicals such as Energy and Industrials bounced sharply off deep bottoms in response to the enthusiasm associated with the reopening of the economy. However, over the course of the final half of the year, investor anxiety rose with increasing inflation expectations and a surging delta variant of the Covid virus. This pivot in confidence shifted the primary driver of stocks to earnings and profits growth which abounds in Technology companies, pushing the sector back among the leaders.

Within Technology, the semiconductor capital equipment category led the way. Demand for new equipment remains robust as manufacturing capacity struggles to keep pace with the proliferation of semiconductor chips into new products and industries. As you would expect, this dynamic also benefitted the semiconductor companies themselves as well during the fiscal year. Also, with employees heading back of offices, we saw a return of enterprise capital expenditures which pushed the stocks of companies that count these businesses as customers to higher levels. Weakness during the period came from those firms that rely on growth in the overall employee base which included some application software as well as consulting companies. Labor shortages remain an ongoing challenge across most industries.

The emergence of the delta variant and resulting rise in new Covid cases has given pause to the optimism that surrounded the economic reopening early in 2021. Further, the return of consumers to stores, restaurants, travel and leisure activities exposed shortages in various supplies of goods as well as the labor required to support this demand, which will take time to remedy and overcome. That said, we believe that pent-up demand from the extended quarantine coupled with consumers and enterprises flush with cash is very supportive of an extended period of above average growth in the economy as supply pressures abate.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Alphabet, Inc., Class C	8.9%
Amazon.com, Inc.	7.8%
Facebook, Inc.	7.7%
Apple, Inc.	5.6%
KLA Corporation	4.9%
QUALCOMM, Inc.	4.8%
Microsoft Corporation	4.5%
eBay, Inc.	4.5%
Oracle Corporation	4.2%
Cisco Systems, Inc.	4.2%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/7/03 — 8/31/21*	3.75%
Ten Year:	9/1/11 — 8/31/21*	-2.85%
Five Year:	9/1/16 — 8/31/21*	-0.91%
One Year:	9/1/20 — 8/31/21	32.86%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020 is 3.65%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The global economy is well on the way to delivering historic growth numbers. Fiscal policy is looking to pour more fuel on the fire and there is an output gap to be filled in important segments of the economy. Central bankers are loath to reduce stimulus until inflation is clearly on a sustained upward trajectory and employment is approaching prior peak levels. Vaccinations are ramping up in both developed and developing countries and global economic data is outpacing estimates by close to a record margin per the Citi Economic Surprise index. We fully expect many bumps in the road over the next several years, but the path of the global economy and corporate earnings are solidly in recovery and expansion mode and we expect this to continue for an extended period.

For the 12 months ended August 31, 2021, the Energy sector within the S&P 500 returned 43.0% while the Materials sector returned 38.0%. The price of West Texas Intermediate Crude (“WTI”) rose significantly over the course of the year from $42.61 on August 31, 2020 to $68.50 on August 31, 2021. Energy prices are responding to a rebound in demand as the global economy continues to recover from the demand shock felt earlier in the pandemic.

The Saratoga Advantage Trust Energy & Basic Materials Portfolio’s Energy holdings (~49% of portfolio weight on average) returned 33.0% for the year. Oil and Gas Refining and Marketing holdings were the top absolute and relative performers in the Energy sector, returning 61.1%. The portfolio’s Basic Materials holdings (~50% of portfolio weight on average) returned 41.7% for the year. Steel companies were the biggest absolute performers in the Materials sector returning 116.6%, while Diversified Metals and Mining were the top relative performers in the Materials sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Exxon Mobil Corporation	6.6%
BHP Group Ltd.	4.6%
PetroChina Company Ltd.	4.6%
Chevron Corporation	4.6%
China Petroleum & Chemical Corporation	3.8%
BP plc	3.3%
Rio Tinto plc	3.2%
Marathon Petroleum Corporation	3.2%
Anglo American plc	3.1%
Nucor Corporation	3.0%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/7/03 – 8/31/21*	4.34%
Ten Year:	9/1/11 – 8/31/21*	10.25%
Five Year:	9/1/16 – 8/31/21*	10.94%
One Year:	9/1/20 – 8/31/21	54.37%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 3.51%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi -factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The global economy is well on the way to delivering historic growth numbers. Fiscal policy is looking to pour more fuel on the fire and there is an output gap to be filled in important segments of the economy. Central bankers are loath to reduce stimulus until inflation is clearly on a sustained upward trajectory and employment is approaching prior peak levels. Vaccinations are ramping up in both developed and developing countries and global economic data is outpacing estimates by close to a record margin per the Citi Economic Surprise index. We fully expect many bumps in the road over the next several years, but the path of the global economy and corporate earnings are solidly in recovery and expansion mode and we expect this to continue for an extended period.

For the year ended August 31, 2021, the Financial Services sector significantly outpaced the broad market averages. Consumer finance was the top performing group in the Saratoga Advantage Trust Financial Services Portfolio on a relative and absolute basis, returning 114.8% versus 98.8% for the benchmark group. Consumer balance sheets improved dramatically coming out of the depths of the recession thanks largely to improving employment and government income support. Reinsurance was the weakest performing group in the portfolio and benchmark.

The portfolio is positioned with an underweight to Diversified Banks (the largest banks) and an overweight to Investment Banking and Brokerage companies.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Berkshire Hathaway, Inc.	9.3%
BlackRock, Inc.	4.7%
Bank of America Corporation	4.5%
Wells Fargo & Company	4.5%
JPMorgan Chase & Company	4.5%
Citigroup, Inc.	4.4%
US Bancorp	3.8%
PNC Financial Services Group, Inc. (The)	3.7%
Goldman Sachs Group, Inc. (The)	3.1%
MetLife, Inc.	3.1%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	9/1/94 – 8/31/21*	3.46%
Ten Year:	9/1/11 – 8/31/21*	1.08%
Five Year:	9/1/16 – 8/31/21*	1.01%
One Year:	9/1/20 – 8/31/21	-0.87%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.45%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

PORTFOLIO ADVISOR COMMENTARY

The Federal Funds rate and short-term interest rates usually respond rapidly to inflationary trends. Intermediate-term and long-term rates are sensitive to inflation as well, however they generally react more aggressively to broad economic trends, especially those of significant magnitude. Most recently, both inflation and GDP have moved up rapidly, however rates have responded counterintuitively this time. Short-term rates have barely moved off their lows. Intermediate- and long-term rates increased substantially to start the year, however, over the past three months they’ve been range-bound or declining even in the face of strong economic and inflationary data. We believe that in the near-term the economy might not be as strong as it has looked in recent reports. When the Fed tapers its debt purchase program there could be a swift reaction in bond yields to the upside. However, the magnitude of any increase in yields is still suspect until the Fed announces the degree of the taper.

Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds continues to change rapidly. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. The quality spread declined further, nearing a long-term low of 0.65 during June 2021, then it had a small uptick to 0.7 in September 2021, a very good sign for corporate earnings.

We believe the economic environment is neutral for shorter- term bonds and negative for longer-term bonds. The Saratoga Investment Quality Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the portfolio’s underlying funds. Currently the portfolio’s allocation is overweight the ultra-short-term bond strategy with a lesser allocation to the short-term bond strategy and no allocation to the intermediate or long-term bond strategies. During the period, the portfolio removed its intermediate-term bond position.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	89.3%
Vanguard Short-Term Bond Index Fund, Admiral Class	7.4%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	9/1/94 — 8/31/21*	2.53%
Ten Year:	9/1/11 — 8/31/21*	0.35%
Five Year:	9/1/16 — 8/31/21*	-0.62%
One Year:	9/1/20 — 8/31/21	-0.48%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 2.45%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange- traded funds (“ETFs”) (the “Underlying Funds”). As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio’s assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser. An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

PORTFOLIO ADVISOR COMMENTARY

The Federal Funds rate and short-term interest rates usually respond rapidly to inflationary trends. Intermediate-term and long-term rates are sensitive to inflation as well, however they generally react more aggressively to broad economic trends, especially those of significant magnitude. Most recently, both inflation and GDP have moved up rapidly, however rates have responded counterintuitively this time. Short-term rates have barely moved off their lows. Intermediate- and long-term rates increased substantially to start the year, however, over the past three months they’ve been range-bound or declining even in the face of strong economic and inflationary data. We believe that in the near-term the economy might not be as strong as it has looked in recent reports. When the Fed tapers its debt purchase program there could be a swift reaction in bond yields to the upside. However, the magnitude of any increase in yields is still suspect until the Fed announces the degree of the taper.

We believe the economic environment is neutral for shorter-term bonds and negative for longer-term bonds. The Saratoga Municipal Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the portfolio’s underlying funds. Currently the portfolio’s allocation is overweight the ultra-short-term bond strategy with a lesser allocation to the short-term bond strategy and no allocation to the intermediate or long-term bond strategies. During the period, the portfolio removed its intermediate-term bond position.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
JPMorgan Ultra-Short Municipal Fund, Class I	90.1%
Vanguard Short-Term Tax-Exempt Fund, Admiral Class	7.9%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed, and it is not possible to invest directly in the Index.

The Bloomberg Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Bloomberg Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
8/31/21	0.01%

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	9/1/94 — 8/31/21*	1.71%
Ten Year:	9/1/11 — 8/31/21*	0.16%
Five Year:	9/1/16 — 8/31/21*	0.32%
One Year:	9/1/20 — 8/31/21	0.02%

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 1.36%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/4/18 — 8/31/21 *+	8. 66%
One Year:	9/1/20 — 8/31/21	22.46%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020 is 2.72%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 44.25%-64.25% of the Portfolio’s assets to core equity investments; 7.5%-18.75% to sector equity investments; 5%-25% to fixed income investments; 2.5%-15% to money market investments and 5%-27.5% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 6.7% during the second quarter of 2021, an improvement over the reported GDP of 6.3% AGR during the first quarter of 2021. The economy has posted two impressive back-to-back GDP prints; recovery from the economic disruption caused by COVID-19 continues to be steady. However, as we stated in last quarter’s commentary, there is a well-fed elephant in the room: inflation. CPI has been increasing steadily since its 0.12% low in May of 2020, and producer prices have been growing rapidly since the producer-side disinflationary period in early 2020. While supply chain problems certainly look to be causing issues in the face of mostly strong demand throughout the retail sectors, employment wages have also been increasing rapidly. Though supply chains can be reconciled to take pressure off of prices, wage growth has generally had a strong trend relationship with inflation. When employment wages go up, they usually do not reverse back, implying that some inflation is likely to hang around. We believe that the drawdown in the monetary base implies the Fed is beginning to react to inflationary pressures.

Personal Consumption Expenditures (PCE) - which account for roughly 70% of GDP - contribution to GDP growth was the largest it has been since Q3 2020. The PCE Services sector contribution to GDP was also the strongest it has been since Q3 2020. Services are about 42% of GDP; services rebounded sharply from last quarter’s relatively disappointing report. The Gross Private Domestic Investment (GPDI) sector’s results have been negative for the last two quarters. GPDI has been hurt significantly by non-residential structures and residential structures. The GPDI Equipment and Intellectual property products metrics have been in an upward trend, though a moderate one. Additionally, Government consumption expenditures and gross investment reduced the GDP growth rate.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2021, we believe monetary policy statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Interest rate statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are slightly negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

In response to what we saw as a significant change in economic conditions during the period, we made a change to the allocation of the portfolio. To a significant degree, this change was driven by the following occurrences during the period: expanding corporate profits, ample liquidity, improving employment data, a yield curve advancing from its recessionary low, and improving industrial production data. Generally, the allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Saratoga Large Capitalization Value Portfolio, Class I	16.9%
Saratoga Large Capitalization Growth Portfolio, Class I	14.6%
Vanguard Ultra-Short-Term Bond Fund Admiral Class	11.2%
Saratoga Advantage Trust - Mid Capitalization Portfolio, Class I	11.1%
Eaton Vance Global Macro Absolute Return Fund, Class I	9.3%
Vanguard Small-Cap Index Fund Admiral Class	9.0%
Vanguard Total International Stock Index Fund Admiral Class	7.2%
Saratoga Technology & Communications Portfolio, Class I	4.0%
Saratoga Health & Biotechnology Portfolio, Class I	3.9%
Vanguard Financials Index Fund Admiral Class	3.2%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 70%-85% Equity Category seeks to provide income and capital appreciation by investing in multiple asset classes. The Funds typically have 70%-85% equity exposure in domestic holdings.

The Morningstar Moderately Aggressive Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/4/18 — 8/31/21*+	6.73%
One Year:	9/1/20 — 8/31/21	13.94%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020 is 2.03%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 35%-55% of the Portfolio’s assets to core equity investments; 20%-40% to fixed income investments, 10%-25% to money market investments and 2.5%-16.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are affecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 6.7% during the second quarter of 2021, an improvement over the reported GDP of 6.3% AGR during the first quarter of 2021. The economy has posted two impressive back-to-back GDP prints; recovery from the economic disruption caused by COVID-19 continues to be steady. However, as we stated in last quarter’s commentary, there is a well-fed elephant in the room: inflation. CPI has been increasing steadily since its 0.12% low in May of 2020, and producer prices have been growing rapidly since the producer-side disinflationary period in early 2020. While supply chain problems certainly look to be causing issues in the face of mostly strong demand throughout the retail sectors, employment wages have also been increasing rapidly. Though supply chains can be reconciled to take pressure off of prices, wage growth has generally had a strong trend relationship with inflation. When employment wages go up, they usually do not reverse back, implying that some inflation is likely to hang around. We believe that the drawdown in the monetary base implies the Fed is beginning to react to inflationary pressures.

Personal Consumption Expenditures (PCE) - which account for roughly 70% of GDP - contribution to GDP growth was the largest it has been since Q3 2020. The PCE Services sector contribution to GDP was also the strongest it has been since Q3 2020. Services are about 42% of GDP; services rebounded sharply from last quarter’s relatively disappointing report. The Gross Private Domestic Investment (GPDPI) sector’s results have been negative for the last two quarters. GPDI has been hurt significantly by non-residential structures and residential structures. The GPDI Equipment and Intellectual property products metrics have been in an upward trend, though a moderate one. Additionally, Government consumption expenditures and gross investment reduced the GDP growth rate.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2021, we believe monetary policy statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Interest rate statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are slightly negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

In response to what we saw as a significant change in economic conditions during the period, we made a change to the allocation of the portfolio. To a significant degree, this change was driven by the following occurrences during the period: expanding corporate profits, ample liquidity, improving employment data, a yield curve advancing from its recessionary low, and improving industrial production data. Generally, the allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	30.4%
Saratoga Large Capitalization Value Portfolio, Class I	17.4%
Saratoga Large Capitalization Growth Portfolio, Class I	15.0%
Saratoga Mid Capitalization Portfolio, Class I	11.5%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.4%
Vanguard Small-Cap Index Fund, Admiral Class	2.5%
Vanguard Total International Stock Index Fund, Admiral Class	1.7%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 30%-50% Equity Category invests in both stocks and bonds and maintains a relatively smaller position in stocks. The Funds typically have 30%-50% of assets in equities and 50%-70% of assets in fixed income and cash.

The Morningstar Moderately Conservative Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/4/18 — 8/31/21*+	8.52%
One Year:	9/1/20 — 8/31/21	19.01%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020 is 2.35%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 43%-63% of the Portfolio’s assets to core equity investments; 3%-13.75% to sector equity investments; 15%-35% to fixed income investments; 7%-20% to money market investments and 3.5%-22.5% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 6.7% during the second quarter of 2021, an improvement over the reported GDP of 6.3% AGR during the first quarter of 2021. The economy has posted two impressive back-to-back GDP prints; recovery from the economic disruption caused by COVID-19 continues to be steady. However, as we stated in last quarter’s commentary, there is a well-fed elephant in the room: inflation. CPI has been increasing steadily since its 0.12% low in May of 2020, and producer prices have been growing rapidly since the producer-side disinflationary period in early 2020. While supply chain problems certainly look to be causing issues in the face of mostly strong demand throughout the retail sectors, employment wages have also been increasing rapidly. Though supply chains can be reconciled to take pressure off of prices, wage growth has generally had a strong trend relationship with inflation. When employment wages go up, they usually do not reverse back, implying that some inflation is likely to hang around. We believe that the drawdown in the monetary base implies the Fed is beginning to react to inflationary pressures.

Personal Consumption Expenditures (PCE) - which account for roughly 70% of GDP - contribution to GDP growth was the largest it has been since Q3 2020. The PCE Services sector contribution to GDP was also the strongest it has been since Q3 2020. Services are about 42% of GDP; services rebounded sharply from last quarter’s relatively disappointing report. The Gross Private Domestic Investment (GPDI) sector’s results have been negative for the last two quarters. GPDI has been hurt significantly by non-residential structures and residential structures. The GPDI Equipment and Intellectual property products metrics have been in an upward trend, though a moderate one. Additionally, Government consumption expenditures and gross investment reduced the GDP growth rate.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2021, we believe monetary policy statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Interest rate statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are slightly negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

In response to what we saw as a significant change in economic conditions during the period, we made a change to the allocation of the portfolio. To a significant degree, this change was driven by the following occurrences during the period: expanding corporate profits, ample liquidity, improving employment data, a yield curve advancing from its recessionary low, and improving industrial production data. Generally, the allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	21.3%
Saratoga Large Capitalization Value Portfolio, Class I	18.5%
Saratoga Large Capitalization Growth Portfolio, Class I	15.9%
Saratoga Mid Capitalization Portfolio, Class I	12.1%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.3%
Vanguard Small-Cap Index Fund, Admiral Class	4.4%
Vanguard Total International Stock Index Fund, Admiral Class	2.9%
Saratoga Technology & Communications Portfolio, Class I	2.5%
Saratoga Health & Biotechnology Portfolio, Class I	2.2%
Vanguard Financials Index Fund, Admiral Class	1.8%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/4/18 — 8/31/21*+	8.13%
One Year:	9/1/20 — 8/31/21	20.70%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020 is 2.77%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 45%-65% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to sector equity investments; 10%-30% to fixed income investments; 5%-20% to money market investments and 4%-25% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 6.7% during the second quarter of 2021, an improvement over the reported GDP of 6.3% AGR during the first quarter of 2021. The economy has posted two impressive back-to-back GDP prints; recovery from the economic disruption caused by COVID-19 continues to be steady. However, as we stated in last quarter’s commentary, there is a well-fed elephant in the room: inflation. CPI has been increasing steadily since its 0.12% low in May of 2020, and producer prices have been growing rapidly since the producer-side disinflationary period in early 2020. While supply chain problems certainly look to be causing issues in the face of mostly strong demand throughout the retail sectors, employment wages have also been increasing rapidly. Though supply chains can be reconciled to take pressure off of prices, wage growth has generally had a strong trend relationship with inflation. When employment wages go up, they usually do not reverse back, implying that some inflation is likely to hang around. We believe that the drawdown in the monetary base implies the Fed is beginning to react to inflationary pressures.

Personal Consumption Expenditures (PCE) - which account for roughly 70% of GDP - contribution to GDP growth was the largest it has been since Q3 2020. The PCE Services sector contribution to GDP was also the strongest it has been since Q3 2020. Services are about 42% of GDP; services rebounded sharply from last quarter’s relatively disappointing report. The Gross Private Domestic Investment (GPDI) sector’s results have been negative for the last two quarters. GPDI has been hurt significantly by non-residential structures and residential structures. The GPDI Equipment and Intellectual property products metrics have been in an upward trend, though a moderate one. Additionally, Government consumption expenditures and gross investment reduced the GDP growth rate.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2021, we believe monetary policy statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Interest rate statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are slightly negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

In response to what we saw as a significant change in economic conditions during the period, we made a change to the allocation of the portfolio. To a significant degree, this change was driven by the following occurrences during the period: expanding corporate profits, ample liquidity, improving employment data, a yield curve advancing from its recessionary low, and improving industrial production data. Generally, the allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	17.7%
Saratoga Large Capitalization Value Portfolio, Class I	17.4%
Saratoga Large Capitalization Growth Portfolio, Class I	15.0%
Saratoga Mid Capitalization Portfolio, Class I	12.6%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.9%
Vanguard Small-Cap Index Fund, Admiral Class	6.7%
Vanguard Total International Stock Index Fund, Admiral Class	4.6%
Saratoga Technology & Communications Portfolio, Class I	2.8%
Saratoga Health & Biotechnology Portfolio, Class I	2.7%
Saratoga Energy & Basic Materials Portfolio, Class I	2.1%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2021
		Class I
Inception:	1/10/18 — 8/31/21*+	7.39%
One Year:	9/1/20 — 8/31/21	17.26%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 10, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020 is 2.39%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 45%-65% of the Portfolio’s assets to core equity investments; 20%-40% to fixed income investments, 8.5%-21% to money market investments and 3%-20.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 6.7% during the second quarter of 2021, an improvement over the reported GDP of 6.3% AGR during the first quarter of 2021. The economy has posted two impressive back-to-back GDP prints; recovery from the economic disruption caused by COVID-19 continues to be steady. However, as we stated in last quarter’s commentary, there is a well-fed elephant in the room: inflation. CPI has been increasing steadily since its 0.12% low in May of 2020, and producer prices have been growing rapidly since the producer-side disinflationary period in early 2020. While supply chain problems certainly look to be causing issues in the face of mostly strong demand throughout the retail sectors, employment wages have also been increasing rapidly. Though supply chains can be reconciled to take pressure off of prices, wage growth has generally had a strong trend relationship with inflation. When employment wages go up, they usually do not reverse back, implying that some inflation is likely to hang around. We believe that the drawdown in the monetary base implies the Fed is beginning to react to inflationary pressures.

Personal Consumption Expenditures (PCE) - which account for roughly 70% of GDP - contribution to GDP growth was the largest it has been since Q3 2020. The PCE Services sector contribution to GDP was also the strongest it has been since Q3 2020. Services are about 42% of GDP; services rebounded sharply from last quarter’s relatively disappointing report. The Gross Private Domestic Investment (GPDI) sector’s results have been negative for the last two quarters. GPDI has been hurt significantly by non-residential structures and residential structures. The GPDI Equipment and Intellectual property products metrics have been in an upward trend, though a moderate one. Additionally, Government consumption expenditures and gross investment reduced the GDP growth rate.

We rely on roughly fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2021, we believe monetary policy statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Interest rate statistics are neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are slightly negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

In response to what we saw as a significant change in economic conditions during the period, we made a change to the allocation of the portfolio. To a significant degree, this change was driven by the following occurrences during the period: expanding corporate profits, ample liquidity, improving employment data, a yield curve advancing from its recessionary low, and improving industrial production data. Generally, the allocation change overweighted large cap value versus large cap growth, overweighted mid and small cap relative to overall equity exposure, and boosted the ratio of fixed income relative to equities and cash equivalents.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	27.1%
Saratoga Large Capitalization Value Portfolio, Class I	17.2%
Saratoga Large Capitalization Growth Portfolio, Class I	15.2%
Saratoga Mid Capitalization Portfolio, Class I	12.3%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.7%
Vanguard Small-Cap Index Fund, Admiral Class	6.5%
Vanguard Total International Stock Index Fund, Admiral Class	4.4%

*	Based on total net assets as of August 31, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 89.6%
	AEROSPACE & DEFENSE - 6.5%
15,001	Raytheon Technologies Corporation	$1,271,485

	ASSET MANAGEMENT - 2.9%
7,846	Charles Schwab Corporation (The)	571,581

	BANKING - 4.7%
12,588	East West Bancorp, Inc.	923,204

	BEVERAGES - 2.4%
9,779	Molson Coors Beverage Company, Class B	464,796

	BIOTECH & PHARMA - 4.7%
31,201	Bausch Health Companies, Inc.(a)	908,885

	CHEMICALS - 9.6%
3,057	Air Products and Chemicals, Inc.	823,892
34,730	Axalta Coating Systems Ltd.(a)	1,060,655
		1,884,547
	CONTAINERS & PACKAGING - 6.8%
12,084	Crown Holdings, Inc.	1,326,702

	E-COMMERCE DISCRETIONARY - 3.5%
4,151	Alibaba Group Holding Ltd. - ADR(a)	693,175

	ELECTRIC UTILITIES - 5.0%
21,355	NRG Energy, Inc.	975,283

	ENGINEERING & CONSTRUCTION - 3.9%
7,403	Quanta Services, Inc.	755,846

	HEALTH CARE FACILITIES & SERVICES - 2.4%
3,908	AmerisourceBergen Corporation	477,597

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 89.6% (Continued)
	HOME CONSTRUCTION - 4.0%
3,976	Mohawk Industries, Inc.(a)	$786,294

	INSURANCE - 4.1%
8,249	Globe Life, Inc.	792,481

	INTERNET MEDIA & SERVICES - 3.2%
213	Alphabet, Inc., Class A(a)	616,411

	PUBLISHING & BROADCASTING - 3.6%
13,821	Liberty Media Corp-Liberty Formula One - Series C(a)	698,514

	SEMICONDUCTORS - 4.4%
4,589	Qorvo, Inc.(a)	862,869

	SPECIALTY FINANCE - 5.4%
9,583	Walker & Dunlop, Inc.	1,064,192

	TECHNOLOGY HARDWARE - 4.5%
8,528	Sony Corporation - ADR	882,307

	TECHNOLOGY SERVICES - 4.3%
3,242	CACI International, Inc., Class A(a)	834,945

	WHOLESALE - DISCRETIONARY - 3.7%
13,876	LKQ Corporation(a)	731,126

	TOTAL COMMON STOCKS (Cost $14,822,838)	17,522,240

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 10.2%
	MONEY MARKET FUNDS - 10.2%

1,993,128	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $1,993,128)(b)	$1,993,128

	TOTAL INVESTMENTS - 99.8% (Cost $16,815,966)	$19,515,368
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.2%	40,289
	NET ASSETS - 100.0%	$19,555,657

ADR	- American Depositary Receipt

LTD	- Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.5%
	ADVERTISING & MARKETING - 1.0%
4,000	Trade Desk, Inc. (The), Class A(a)	$320,200

	APPAREL & TEXTILE PRODUCTS - 0.5%
910	NIKE, Inc., Class B	149,913

	AUTOMOTIVE - 1.8%
780	Tesla, Inc.(a)	573,862

	BIOTECH & PHARMA - 1.0%
820	Moderna, Inc.(a)	308,886

	E-COMMERCE DISCRETIONARY - 5.0%
448	Amazon.com, Inc.(a)	1,554,914

	ELECTRICAL EQUIPMENT - 3.5%
3,840	Cognex Corporation	340,301
1,710	Generac Holdings, Inc.(a)	747,235
		1,087,536
	HEALTH CARE FACILITIES & SERVICES - 2.8%
1,390	IQVIA Holdings, Inc.(a)	361,025
840	McKesson Corporation	171,478
790	UnitedHealth Group, Inc.	328,853
		861,356
	INDUSTRIAL SUPPORT SERVICES - 2.1%
1,890	United Rentals, Inc.(a)	666,509

	INFRASTRUCTURE REIT - 0.9%
990	American Tower Corporation	289,248

	INSURANCE - 1.2%
1,460	Everest Re Group Ltd.	386,754

	INTERNET MEDIA & SERVICES - 11.2%
321	Alphabet, Inc., Class A(a)	928,958

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	INTERNET MEDIA & SERVICES - 11.2% (Continued)
317	Alphabet, Inc., Class C(a)	$922,229
3,333	Facebook, Inc., Class A(a)	1,264,473
1,700	Spotify Technology S.A.(a)	398,378
		3,514,038
	LEISURE FACILITIES & SERVICES - 0.5%
1,340	Starbucks Corporation	157,437

	LEISURE PRODUCTS - 1.8%
5,890	Brunswick Corporation	570,564

	MEDICAL EQUIPMENT & DEVICES - 4.6%
4,060	Agilent Technologies, Inc.	712,408
6,600	Avantor, Inc.(a)	260,304
290	Mettler-Toledo International, Inc.(a)	450,320
		1,423,032
	PUBLISHING & BROADCASTING - 1.4%
2,910	Nexstar Media Group, Inc., Class A	435,773

	RETAIL - CONSUMER STAPLES - 4.1%
2,070	Costco Wholesale Corporation	942,864
1,410	Target Corporation	348,242
		1,291,106
	RETAIL - DISCRETIONARY - 7.2%
1,990	Home Depot, Inc. (The)	649,098
3,600	Lowe’s Companies, Inc.	734,004
2,050	TJX Companies, Inc. (The)	149,076
3,760	Williams-Sonoma, Inc.	701,992
		2,234,170
	SELF-STORAGE REIT - 0.6%
550	Public Storage	177,986

	SEMICONDUCTORS - 6.1%
1,420	Advanced Micro Devices, Inc.(a)	157,222
1,360	Applied Materials, Inc.	183,777

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	SEMICONDUCTORS - 6.1% (Continued)
760	Broadcom, Inc.	$377,880
2,160	NVIDIA Corporation	483,516
2,280	QUALCOMM, Inc.	334,453
1,950	Texas Instruments, Inc.	372,275
		1,909,123
	SOFTWARE - 19.2%
1,330	Adobe, Inc.(a)	882,721
1,960	Crowdstrike Holdings, Inc., Class A(a)	550,760
2,660	Datadog, Inc.(a)(b)	366,548
20,420	Dropbox, Inc., Class A(a)	647,518
2,060	Fortinet, Inc.(a)	649,188
7,663	Microsoft Corporation	2,313,306
11,980	Nutanix, Inc., Class A(a)	442,182
470	Veeva Systems, Inc., Class A(a)	156,030
		6,008,253
	SPECIALTY FINANCE - 1.5%
540	Credit Acceptance Corporation(a)(b)	313,027
1,180	Discover Financial Services	151,300
		464,327
	TECHNOLOGY HARDWARE - 9.6%
18,170	Apple, Inc.	2,758,752
4,080	Jabil, Inc.	252,062
		3,010,814
	TECHNOLOGY SERVICES - 9.5%
2,220	Accenture plc, Class A	747,164
850	CDW Corporation/DE	170,519
630	EPAM Systems, Inc.(a)	398,670
360	Fair Isaac Corporation(a)	165,506
2,170	Gartner, Inc.(a)	669,966
1,790	PayPal Holdings, Inc.(a)	516,701
1,350	Visa, Inc., Class A(b)	309,285
		2,977,811

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	TRANSPORTATION & LOGISTICS - 2.4%
3,860	United Parcel Service, Inc., Class B	$755,132

	TOTAL COMMON STOCKS (Cost $20,449,303)	31,128,744

Principal
Amount ($)
	REPURCHASE AGREEMENTS — 1.0%
314,127	Daiwa Capital Markets America dated 8/31/2021, due 9/1/2021 total to be received $320,410
	Collateralized by various US Government agency obligations, due 12/09/2021-09/01/51, 0.000%-7.000% totaling $319,698)
	TOTAL REPURCHASE AGREEMENTS (Cost $314,127)	314,127

Shares
	SHORT-TERM INVESTMENTS — 0.7%
	MONEY MARKET FUNDS - 0.7%
224,477	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $224,477)(c)	224,477

	TOTAL INVESTMENTS - 101.2% (Cost $20,987,907)	$31,667,348
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%	(375,631)
	NET ASSETS - 100.0%	$31,291,717

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of August 31, 2021 was $978,454.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.1%
	APPAREL & TEXTILE PRODUCTS - 3.3%
8,410	Skechers USA, Inc., Class A(a)	$424,116

	ASSET MANAGEMENT - 4.9%
2,135	Ares Management Corporation, Class A	164,779
9,505	Brightsphere Investment Group, Inc.	258,441
1,430	Raymond James Financial, Inc.	200,057
		623,277
	BANKING - 3.5%
4,585	Bank of NT Butterfield & Son Ltd. (The)	152,726
10,465	Huntington Bancshares, Inc.	162,522
3,095	PacWest Bancorp	131,692
		446,940
	BEVERAGES - 0.8%
525	Constellation Brands, Inc., Class A	110,849

	BIOTECH & PHARMA - 4.5%
17,290	Elanco Animal Health, Inc.(a)	577,140

	CHEMICALS - 4.8%
605	Avery Dennison Corporation	136,361
6,080	Axalta Coating Systems Ltd.(a)	185,683
2,310	FMC Corporation	216,285
820	LyondellBasell Industries N.V., Class A	82,287
		620,616
	COMMERCIAL SUPPORT SERVICES - 2.3%
8,620	Aramark	299,890

	CONSUMER SERVICES - 1.5%
2,100	Grand Canyon Education, Inc.(a)	187,194

	CONTAINERS & PACKAGING - 2.4%
2,835	Crown Holdings, Inc.	311,255

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	E-COMMERCE DISCRETIONARY - 2.1%
11,140	Leslie’s, Inc.(a),(b)	$268,697

	ELECTRIC UTILITIES - 8.1%
3,115	Alliant Energy Corporation	189,361
2,140	Ameren Corporation	187,721
3,425	CMS Energy Corporation	219,645
3,200	Evergy, Inc.	219,040
11,940	Vistra Corporation	227,935
		1,043,702
	ELECTRICAL EQUIPMENT - 9.5%
885	Allegion plc	127,431
1,725	AMETEK, Inc.	234,548
1,120	Hubbell, Inc.	230,843
1,185	Keysight Technologies, Inc.(a)	212,565
5,650	nVent Electric plc	194,134
2,245	Otis Worldwide Corporation	207,034
		1,206,555
	ENGINEERING & CONSTRUCTION - 2.0%
8,755	WillScot Mobile Mini Holdings Corporation(a)	259,148

	HEALTH CARE FACILITIES & SERVICES - 5.7%
21,780	Aveanna Healthcare Holdings, Inc.(a)	205,603
685	IQVIA Holdings, Inc.(a)	177,915
13,590	Sotera Health Company(a)	332,412
		715,930
	INDUSTRIAL INTERMEDIATE PROD - 1.0%
1,770	Timken Company (The)	130,166

	INSTITUTIONAL FINANCIAL SERVICES - 1.2%
780	Nasdaq, Inc.	152,708

	INSURANCE - 5.7%
695	Allstate Corporation (The)	94,020
1,130	Arthur J Gallagher & Company	162,291

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	INSURANCE - 5.7% (Continued)
3,735	Athene Holding Ltd., Class A(a)	$250,132
1,860	Reinsurance Group of America, Inc.	215,425
		721,868
	MACHINERY - 2.6%
1,850	Crane Company	188,274
1,190	Oshkosh Corporation	136,350
		324,624
	MEDICAL EQUIPMENT & DEVICES - 5.4%
665	Agilent Technologies, Inc.	116,688
7,060	Avantor, Inc.(a)	278,446
305	Cooper Companies, Inc.	137,467
2,075	Hologic, Inc.(a)	164,236
		696,837
	METALS & MINING - 1.3%
7,925	Constellium S.E.(a)	160,244

	OIL & GAS PRODUCERS - 3.6%
2,170	Diamondback Energy, Inc.	167,394
1,975	Pioneer Natural Resources Company	295,598
		462,992
	PUBLISHING & BROADCASTING - 2.5%
2,130	Nexstar Media Group, Inc., Class A	318,968

	SEMICONDUCTORS - 1.8%
595	Analog Devices, Inc.	96,955
425	CMC Materials, Inc.	56,364
670	Entegris, Inc.	80,494
		233,813
	SOFTWARE - 1.8%
7,702	N-Able, Inc.(a),(b)	104,208
7,702	SolarWinds Corporation	131,473
		235,681
	SPECIALTY FINANCE - 4.9%
3,660	Alliance Data Systems Corporation	359,082

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	SPECIALTY FINANCE - 4.9% (Continued)
5,445	Synchrony Financial	$270,889
		629,971
	TECHNOLOGY HARDWARE - 4.7%
2,450	Motorola Solutions, Inc.	598,339

	TECHNOLOGY SERVICES - 4.4%
825	CACI International, Inc., Class A(a)	212,470
360	CDW Corporation/DE	72,220
490	Global Payments, Inc.	79,694
2,305	MAXIMUS, Inc.	200,742
		565,126
	WHOLESALE - CONSUMER STAPLES - 0.8%
1,950	Performance Food Group Company(a)	97,929

	TOTAL COMMON STOCKS (Cost $8,769,367)	12,424,575

	REITS — 0.8%
	SPECIALTY FINANCE - 0.8%
9,665	New Residential Investment Corporation	105,542

	TOTAL REITS (Cost $93,850)	105,542

Principal
Amount ($)
	REPURCHASE AGREEMENTS — 0.1%
11,095	HSBC Securities, Inc. dated 8/31/2021, due 9/1/2021 total to be received $11,294

	(Collateralized by various US Government agency obligations, due 04/15/2022- 11/15/44, 0.125%-3.125% totaling $11,273)
	TOTAL REPURCHASE AGREEMENTS (Cost $11,095)	11,095

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.4%
	MONEY MARKET FUNDS - 2.4%
312,213	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $312,213)(c)	$312,213

	TOTAL INVESTMENTS - 100.4% (Cost $9,186,525)	$12,853,425
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(45,800)
	NET ASSETS - 100.0%	$12,807,625

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan. The total fair value of the securities on loan as of August 31, 2021 was $369,148.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.0%
	AEROSPACE & DEFENSE - 0.9%
1,752	AAR Corporation(a)	$59,305

	ASSET MANAGEMENT - 4.3%
2,668	StepStone Group, Inc.	127,717
512	Virtus Investment Partners, Inc.	160,103
		287,820
	AUTOMOTIVE - 0.5%
3,422	American Axle & Manufacturing Holdings, Inc.(a)	30,353

	BANKING - 13.7%
1,298	1st Source Corporation	61,006
889	Allegiance Bancshares, Inc.	33,044
862	Banner Corporation	49,306
701	City Holding Company	54,608
808	Columbia Banking System, Inc.	29,379
1,132	Dime Community Bancshares, Inc.	37,356
1,051	First Bancorp	43,890
1,967	First of Long Island Corporation (The)	41,700
1,213	Flagstar Bancorp, Inc.	59,995
3,799	Fulton Financial Corporation	60,214
2,425	Great Western Bancorp, Inc.	75,078
2,053	Hilltop Holdings, Inc.	68,714
808	Preferred Bank	51,623
1,024	ServisFirst Bancshares, Inc.	75,182
3,180	Simmons First National Corporation, Class A	92,378
2,668	United Community Banks, Inc.	80,494
		913,967
	BIOTECH & PHARMA - 0.8%
1,293	Halozyme Therapeutics, Inc.(a)	54,293

	COMMERCIAL SUPPORT SERVICES - 1.2%
1,026	Brink’s Company (The)	80,192

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	CONSTRUCTION MATERIALS - 0.5%
323	Advanced Drainage Systems, Inc.	$36,870

	CONSUMER SERVICES - 0.3%
81	Medifast, Inc.	18,460

	ELECTRICAL EQUIPMENT - 3.5%
4,473	API Group Corporation(a)	103,729
296	Generac Holdings, Inc.(a)	129,346
		233,075
	ENGINEERING & CONSTRUCTION - 7.0%
731	EMCOR Group, Inc.	88,817
539	Exponent, Inc.	63,009
946	Installed Building Products, Inc.	117,474
916	MasTec, Inc.(a)	83,759
539	TopBuild Corporation(a)	117,928
		470,987
	FOOD - 3.7%
2,668	AppHarvest, Inc.(a),(b)	22,411
2,937	BellRing Brands, Inc.(a)	99,182
1,698	Darling Ingredients, Inc.(a)	126,502
		248,095
	FORESTRY, PAPER & WOOD PRODUCTS - 0.8%
862	Louisiana-Pacific Corporation	54,685

	HEALTH CARE FACILITIES & SERVICES - 5.7%
323	Amedisys, Inc.(a)	59,254
485	Fulgent Genetics, Inc.(a),(b)	44,251
512	HealthEquity, Inc.(a)	32,855
323	Molina Healthcare, Inc.(a)	86,813
1,590	Progyny, Inc.(a)	88,834
889	Tenet Healthcare Corporation(a)	66,986
		378,993
	HOME CONSTRUCTION - 2.6%
1,778	Forestar Group, Inc.(a)	36,965

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	HOME CONSTRUCTION - 2.6% (Continued)
647	KB Home	$27,840
1,156	MDC Holdings, Inc.	60,401
1,698	Taylor Morrison Home Corporation(a)	47,697
		172,903
	INDUSTRIAL INTERMEDIATE PROD - 2.5%
754	EnPro Industries, Inc.	64,475
2,317	Mueller Industries, Inc.	103,361
		167,836
	INDUSTRIAL SUPPORT SERVICES - 4.2%
756	Herc Holdings, Inc.(a)	99,376
1,240	Resideo Technologies, Inc.(a)	39,978
1,240	WESCO International, Inc.(a)	145,105
		284,459
	INSTITUTIONAL FINANCIAL SERVICES - 2.3%
2,479	Moelis & Company, Class A	153,574

	LEISURE FACILITIES & SERVICES - 1.3%
1,752	Bloomin’ Brands, Inc.	46,936
296	Papa John’s International, Inc.	37,749
		84,685
	LEISURE PRODUCTS - 6.3%
2,290	Acushnet Holdings Corporation	114,409
647	Fox Factory Holding Corporation(a)	99,424
404	LCI Industries	57,231
1,051	Vista Outdoor, Inc.(a)	42,933
620	Winnebago Industries, Inc.	43,164
647	YETI Holdings, Inc.(a)	64,273
		421,434
	MACHINERY - 0.9%
350	Lindsay Corporation	57,663

	MEDICAL EQUIPMENT & DEVICES - 3.4%
728	AtriCure, Inc.(a)	53,595
647	CareDx, Inc.(a)	47,412

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 3.4% (Continued)
2,237	Meridian Bioscience, Inc.(a)	$45,277
162	Repligen Corporation(a)	45,843
2,668	Zynex, Inc.(a)	35,778
		227,905
	METALS & MINING - 2.3%
808	A-Mark Precious Metals, Inc.(b)	39,196
1,509	Arconic Corporation(a)	52,046
728	Encore Wire Corporation	61,888
		153,130
	MORTGAGE FINANCE - 0.5%
2,102	Ready Capital Corporation	32,182

	OIL & GAS PRODUCERS - 4.1%
6,548	Magnolia Oil & Gas Corporation	102,673
2,668	Matador Resources Company	76,705
269	Murphy USA, Inc.	41,770
1,994	Ovintiv, Inc.	54,356
		275,504
	PUBLISHING & BROADCASTING - 0.8%
3,099	TEGNA, Inc.	54,914

	RETAIL - DISCRETIONARY - 7.6%
943	Abercrombie & Fitch Company, Class A(b)	33,722
1,752	Boot Barn Holdings, Inc.(a)	156,418
2,184	Builders FirstSource, Inc.(a)	116,385
377	Children’s Place, Inc. (The)	32,739
835	Haverty Furniture Companies, Inc.	29,751
3,099	Macy’s, Inc.	69,387
1,293	National Vision Holdings, Inc.(a),(b)	77,554
		515,956
	RETAIL REIT - 1.0%
3,692	Urstadt Biddle Properties, Inc., Class A	70,443

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	SEMICONDUCTORS - 2.7%
1,617	Alpha & Omega Semiconductor Ltd.(a)	$46,974
539	Brooks Automation, Inc.	45,793
485	Diodes, Inc.(a)	46,963
701	II-VI, Inc.(a),(b)	44,149
		183,879
	SOFTWARE - 7.2%
1,240	Cerence, Inc.(a),(b)	134,465
269	Five9, Inc.(a)	42,564
431	J2 Global, Inc.(a)	59,349
1,824	Sapiens International Corp N.V.	52,057
1,671	Schrodinger, Inc.(a)	99,742
2,048	Verint Systems, Inc.(a)	91,423
		479,600
	SPECIALTY FINANCE - 1.8%
862	GATX Corporation	79,028
2,802	MGIC Investment Corporation	42,787
31	PROG Holdings, Inc.	1,467
		123,282
	TECHNOLOGY HARDWARE - 0.4%
916	3D Systems Corporation(a),(b)	27,883

	TECHNOLOGY SERVICES - 0.6%
162	CACI International, Inc., Class A(a)	41,721

	TELECOMMUNICATIONS - 1.5%
808	Cogent Communications Holdings, Inc.	58,645
970	Iridium Communications, Inc.(a)	43,175
		101,820
	WHOLESALE - CONSUMER STAPLES - 1.6%
2,102	Performance Food Group Company(a)	105,562

	WHOLESALE - DISCRETIONARY - 0.5%
1,186	G-III Apparel Group Ltd.(a)	36,683

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	TOTAL COMMON STOCKS (Cost $5,084,550)	$6,640,113

Principal
Amount ($)
	REPURCHASE AGREEMENTS — 0.9%
57,362	Credit Suisse AG dated 8/31/2021, due 9/1/2021 total to be received $58,509
	Collateralized by various US Government agency obligations, due 09/30/2021-05/15/44, 0.125%-4.625% totaling $58,503)

	TOTAL REPURCHASE AGREEMENTS (Cost $57,362)	57,362

Shares
	SHORT-TERM INVESTMENTS — 1.3%
	MONEY MARKET FUNDS - 1.3%
90,478	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $90,478)(c)	90,478

	TOTAL INVESTMENTS - 101.2% (Cost $5,232,390)	$6,787,953
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%	(81,422)
	NET ASSETS - 100.0%	$6,706,531

LTD	- Limited Company

NV	- Naamioze Vennootschap

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan. The total fair value of the securities on loan as of August 31, 2021 was $410,757.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS 99.0%
	Australia - 4.3%
2,810	BHP Group Ltd.	$92,884

830	Macquarie Group Ltd.	100,642
		193,526
	Brazil - 2.1%
12,090	Banco Santander Brasil - ADR	97,325

	Canada - 4.2%
960	Bank of Montreal	95,388

4,910	Manulife Financial Corporation	95,647
		191,035
	China - 5.7%
15,500	Anhui Conch Cement Company Ltd., H Shares	83,866
12,700	China Merchants Bank Company Ltd., H Shares	104,746
74,800	Zoomlion Heavy Industry Science & Tech. Co.	71,277
		259,889
	Finland - 2.1%
15,700	Nokia Corporation(a)	94,288

	France - 2.9%
1,820	Compagnie de Saint-Gobain	131,904

	Germany - 7.7%
363	Allianz SE	85,197
570	Merck KGaA	135,396
1,820	Siemens Healthineers AG	126,543
		347,136
	Hong Kong - 4.2%
97,000	Lenovo Group Ltd.(b)	106,996
48,000	Tingyi (Cayman Islands) Holding Corporation	85,477
		192,473
	India - 2.1%
1,450	Dr. Reddy’s Laboratories Ltd. - ADR	93,105

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS 99.0% (Continued)
	Italy - 4.1%
9,600	Enel SpA	$87,438
7,990	Eni SpA	98,553
		185,991
	Japan - 16.1%
3,800	Ajinomoto Company, Inc.	112,168
1,600	Konami Corp(b)	101,426
139	Nintendo Company Ltd	66,875
1,800	Nippon Yusen KK	144,950
4,300	Olympus Corp.	90,481
1,200	Sony Corporation	124,250
2,100	Toyota Tsusho Corp.(b)	92,989
		733,139
	Korea (Republic of) - 4.1%
1,260	Kia Motors Corporation	92,173
570	Kumho Petrochemical Co Ltd	95,300
		187,473
	Luxembourg - 3.3%
1,040	Eurofins Scientific S.E.	147,529

	Mexico - 2.2%
28,160	Wal-Mart de Mexico S.A.B de C.V.	100,150

	Netherlands - 2.3%
2,350	STMicroelectronics N.V.	104,658

	South Africa - 2.6%
7,700	Mr. Price Group Ltd.	115,795

	Sweden - 4.2%
4,330	Hennes & Mauritz AB (H&M), Class B(b)	86,857
7,610	Husqvarna AB, B Shares	102,119
		188,976
	Switzerland - 4.9%
3,190	ABB Ltd.	117,974

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS 99.0% (Continued)
	Switzerland - 4.9% (Continued)
6,280	UBS Group AG	$104,724
		222,698
	Taiwan Province of China - 7.3%
9,830	ASUSTEK COMPUTER INC	114,923
3,000	MediaTek, Inc.	97,534
22,000	VANGAURD INTERNATIONAL SEMICONDUCTOR CORPORATION	117,488
		329,945
	United Kingdom - 10.1%
2,910	Anglo American plc	123,030
44,160	Barclays plc	112,078
4,830	BP plc - ADR	118,142
22,260	Kingfisher PLC	107,292
		460,542
	United States - 2.5%
6,230	Sberbank of Russia PJSC - ADR	111,173

	TOTAL COMMON STOCKS (Cost $3,559,117)	4,488,750

Principal
Amount ($)
	REPURCHASE AGREEMENT 4.5%
	REPURCHASE AGREEMENTS - 4.5%

204,264	RBC Dominion Securities. Inc. dated 8/31/2021, due 9/1/2021 total to be received $208,349
	(Collateralized by various US Government agency obligations, due 09/09/2021- 08/20/51, 0.000%-6.250% totaling $204,264)
	TOTAL REPURCHASE AGREEMENT (Cost $204,264)	204,264

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS 1.1%
	MONEY MARKET FUNDS - 1.1%
50,990	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $50,990)(c)	$50,990

	TOTAL INVESTMENTS - 104.6% (Cost $3,814,371)	$4,744,004
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.6)%	(207,698)
	NET ASSETS - 100.0%	$4,536,306

ADR	- American Depositary Receipt

LTD	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan. The total fair value of the securities on loan as of August 31, 2021 was $415,022.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes to financial statements.

SARATOGA HEALTH & BIOTECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS 99.3%
	BIOTECH & PHARMA - 39.4%
2,965	AbbVie, Inc.	$358,113
2,685	Amgen, Inc.	605,548
999	Biogen, Inc.(a)	338,571
14,929	Exelixis, Inc.(a)	286,189
6,420	Gilead Sciences, Inc.	467,248
10,045	GlaxoSmithKline plc - ADR(b)	409,233
2,255	Jazz Pharmaceuticals plc(a)	297,006
1,455	Johnson & Johnson	251,904
4,935	Merck & Company, Inc.	376,491
5,795	Novartis A.G. - ADR	535,400
493	Organon & Company	16,708
720	Regeneron Pharmaceuticals, Inc.(a)	484,848
3,615	United Therapeutics Corporation(a)	776,791
1,070	Vertex Pharmaceuticals, Inc.(a)	214,310
		5,418,360

	HEALTH CARE FACILITIES & SERVICES - 31.9%
3,000	AmerisourceBergen Corporation	366,630
1,610	Anthem, Inc.	603,959
6,336	Cardinal Health, Inc.	332,577
2,085	Charles River Laboratories International, Inc.(a)	925,448
630	Humana, Inc.	255,415
4,166	McKesson Corporation	850,447
2,910	Quest Diagnostics, Inc.	444,735
1,450	UnitedHealth Group, Inc.	603,592
		4,382,803
	MEDICAL EQUIPMENT & DEVICES - 28.0%
7,089	Alcon, Inc.	584,630
1,327	Illumina, Inc.(a)	606,651
515	Intuitive Surgical, Inc.(a)	542,583
5,025	Medtronic PLC	670,737
2,155	Stryker Corporation	597,150
800	Thermo Fisher Scientific, Inc.	443,960
2,740	Zimmer Biomet Holdings, Inc.	412,233
		3,857,944

See accompanying notes to financial statements.

SARATOGA HEALTH & BIOTECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

		Fair Value
	COMMON STOCKS 99.3% (Continued)
	TOTAL COMMON STOCKS (Cost $9,390,964)	$13,659,107

Shares
	SHORT-TERM INVESTMENTS 1.0%
	MONEY MARKET FUNDS - 1.0%
130,743	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $130,743)(c)	130,743

	TOTAL INVESTMENTS - 100.3% (Cost $9,521,707)	$13,789,850
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(34,616)
	NET ASSETS - 100.0%	$13,755,234

ADR	- American Depositary Receipt

plc	- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of August 31, 2021 was $405,119.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA TECHNOLOGY & COMMUNICATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS 99.5%
	DATA CENTER REITS - 1.7%
6,915	Digital Realty Trust, Inc.	$1,133,438

	E-COMMERCE DISCRETIONARY - 12.3%
1,478	Amazon.com, Inc.(a)	5,129,828
38,100	eBay, Inc.	2,923,794
		8,053,622
	INTERNET MEDIA & SERVICES - 18.3%
367	Alphabet, Inc., Class A(a)	1,062,080
2,001	Alphabet, Inc., Class C(a)	5,821,388
13,404	Facebook, Inc., Class A(a)	5,085,210
		11,968,678
	LEISURE FACILITIES & SERVICES - 3.3%
36,891	DraftKings, Inc., Class A(a),(b)	2,187,267

	SEMICONDUCTORS - 16.2%
48,033	Intel Corporation	2,596,664
9,381	KLA Corporation	3,189,165
21,220	QUALCOMM, Inc.	3,112,762
9,300	Skyworks Solutions, Inc.	1,706,178
		10,604,769

	SOFTWARE - 20.5%
14,190	Akamai Technologies, Inc.(a)	1,607,018
9,842	Microsoft Corporation	2,971,102
31,151	Oracle Corporation	2,776,489
7,120	salesforce.com, Inc.(a)	1,888,722
7,279	Synopsys, Inc.(a)	2,418,375
11,510	VMware, Inc., Class A(a),(b)	1,713,494
		13,375,200
	TECHNOLOGY HARDWARE - 9.7%
24,000	Apple, Inc.	3,643,920
46,577	Cisco Systems, Inc.	2,748,975
		6,392,895
	TECHNOLOGY SERVICES - 17.5%
17,805	Amdocs Ltd.	1,371,519

See accompanying notes to financial statements.

SARATOGA TECHNOLOGY & COMMUNICATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS 99.5% (Continued)
	TECHNOLOGY SERVICES - 17.5% (Continued)
18,963	Cognizant Technology Solutions Corporation, Class A	$1,447,067
8,412	Global Payments, Inc.	1,368,128
7,795	Jack Henry & Associates, Inc.	1,374,882
4,139	Mastercard, Inc., Class A	1,433,046
8,010	PayPal Holdings, Inc.(a)	2,312,166
9,502	Visa, Inc., Class A(b)	2,176,908
		11,483,716

	TOTAL COMMON STOCKS (Cost $20,295,463)	65,199,585

Principal
Amount ($)
	REPURCHASE AGREEMENT 1.8%

181,787	Deutsche Bank Securities, Inc. dated 8/31/2021, due 9/1/2021 total to be received $185,015	181,787
1,000,001	RBC Dominion Securities Inc. dated 8/31/2021, due 9/1/2021 total to be received $1,018,339	1,000,001
	(Collateralized by various US Government agency obligations, due 09/9/2021-08/20/51, 0.000%-6.250% totaling $1,181,788)
	TOTAL REPURCHASE AGREEMENT (Cost $1,181,788)	1,181,788

Shares
	SHORT-TERM INVESTMENTS 0.8%
	MONEY MARKET FUNDS - 0.8%
555,621	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $555,621)(c)	555,621

	TOTAL INVESTMENTS - 102.1% (Cost $22,032,872)	$66,936,994
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.1)%	(1,374,638)
	NET ASSETS - 100.0%	$65,562,356

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan. The total fair value of the securities on loan as of August 31, 2021 was $6,016,529.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.2%
	CHEMICALS - 20.5%
999	BASF S.E. - ADR	$19,321
724	Covestro A.G. - ADR	23,522
469	Dow, Inc.	29,500
310	DuPont de Nemours, Inc.	22,946
144	Eastman Chemical Company	16,295
623	Huntsman Corporation	16,466
108	Linde plc	33,977
301	LyondellBasell Industries N.V., Class A	30,205
868	Mosaic Company (The)	27,932
77	PPG Industries, Inc.	12,285
20	Sherwin-Williams Company (The)	6,073
110	Westlake Chemical Corporation	9,609
		248,131
	CONTAINERS & PACKAGING - 6.1%
329	Berry Global Group, Inc.(a)	22,099
500	International Paper Company	30,045
426	Westrock Company	22,169
		74,313
	ENGINEERING & CONSTRUCTION - 0.2%
172	Technip Energies N.V. - ADR(a)	2,222

	METALS & MINING - 18.2%
1,788	Anglo American plc - ADR	38,067
4,879	B2Gold Corporation	18,980
519	Barrick Gold Corporation	10,416
843	BHP Group Ltd. - ADR	55,757
403	Freeport-McMoRan, Inc.	14,665
2,514	Kinross Gold Corporation	15,134
521	Rio Tinto plc - ADR	39,111
1,476	Vale S.A. - ADR	28,147
		220,277
	OIL & GAS PRODUCERS - 46.9%
1,617	BP plc - ADR	39,552
1,054	Canadian Natural Resources Ltd.	34,856

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)
	OIL & GAS PRODUCERS - 46.9% (Continued)
572	Chevron Corporation	$55,351
953	China Petroleum & Chemical Corporation - ADR	45,734
384	Diamondback Energy, Inc.	29,622
281	Enbridge, Inc.	11,046
544	Eni SpA - ADR	13,372
263	EOG Resources, Inc.	17,758
2,564	Equitrans Midstream Corporation	22,384
1,455	Exxon Mobil Corporation	79,326
550	HollyFrontier Corporation	17,782
191	LUKOIL PJSC - ADR	16,340
647	Marathon Petroleum Corporation	38,348
890	Ovintiv, Inc.	24,261
1,274	PetroChina Company Ltd. - ADR	55,559
787	Petroleo Brasileiro S.A. - ADR	8,531
510	Royal Dutch Shell plc, Class A - ADR	20,278
566	Royal Dutch Shell plc, Class B - ADR	22,283
355	TotalEnergies S.E. - ADR	15,723
		568,106
	OIL & GAS SERVICES & EQUIPMENT - 1.7%
888	Baker Hughes Company	20,229

	STEEL - 4.6%
309	Nucor Corporation	36,326
278	Steel Dynamics, Inc.	18,762
		55,088

	TOTAL COMMON STOCKS (Cost $985,157)	1,188,366

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.1%
	MONEY MARKET FUNDS - 1.1%
13,500	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $13,500)(b)	$13,500

	TOTAL INVESTMENTS - 99.3% (Cost $998,657)	$1,201,866
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.7%	8,706
	NET ASSETS - 100.0%	$1,210,572

ADR	- American Depositary Receipt

Ltd.	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

plc	- Public Limited Company

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.3%
	ASSET MANAGEMENT - 12.8%
49	Ameriprise Financial, Inc.	$13,373
80	BlackRock, Inc.	75,463
237	Charles Schwab Corporation (The)	17,265
724	Invesco Ltd.	18,332
289	Raymond James Financial, Inc.	40,431
616	Stifel Financial Corporation	42,566
		207,430
	BANKING - 35.5%
1,744	Bank of America Corporation	72,812
186	Bank OZK	7,892
997	Citigroup, Inc.	71,694
284	East West Bancorp, Inc.	20,829
1,029	FIRST HORIZON CORP	16,865
454	JPMorgan Chase & Company	72,617
311	PNC Financial Services Group, Inc. (The)	59,432
490	Popular, Inc.	37,211
1,812	Regions Financial Corporation	37,019
222	Truist Financial Corporation	12,667
1,060	US Bancorp	60,833
1,591	Wells Fargo & Company	72,709
576	Zions Bancorp NA	33,350
		575,930
	INSTITUTIONAL FINANCIAL SERVICES - 10.2%
204	Cboe Global Markets, Inc.	25,735
45	CME Group, Inc.	9,077
122	Goldman Sachs Group, Inc. (The)	50,448
67	Intercontinental Exchange, Inc.	8,009
470	Morgan Stanley	49,082
113	Nasdaq, Inc.	22,123
		164,474
	INSURANCE - 25.5%
642	Aflac, Inc.	36,389
354	Allstate Corporation (The)	47,889
250	American Financial Group, Inc.	34,485

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	INSURANCE - 25.5% (Continued)
29	Aon plc, CLASS A	$8,319
57	Arthur J Gallagher & Company	8,186
526	Berkshire Hathaway, Inc., Class B(a)	150,316
233	Chubb Ltd.	42,853
248	Equitable Holdings, Inc.	7,691
58	Marsh & McLennan Companies, Inc.	9,118
806	MetLife, Inc.	49,972
89	Progressive Corporation (The)	8,574
137	Voya Financial, Inc.	8,902
		412,694
	MORTGAGE FINANCE - 2.0%
1,946	AGNC Investment Corporation	31,739

	SPECIALTY FINANCE - 10.6%
122	American Express Company	20,247
229	Capital One Financial Corporation	38,007
166	Discover Financial Services	21,285
515	Fidelity National Financial, Inc.	25,147
285	First American Financial Corporation	20,101
166	OneMain Holdings, Inc.	9,600
729	Synchrony Financial	36,268
		170,655
	TECHNOLOGY SERVICES - 2.7%
23	Moody’s Corporation	8,758
77	S&P Global, Inc.	34,174
		42,932

	TOTAL COMMON STOCKS (Cost $904,862)	1,605,854

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.1%
	MONEY MARKET FUNDS - 1.1%
17,622	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $17,622)(b)	$17,622

	TOTAL INVESTMENTS - 100.4% (Cost $922,484)	$1,623,476
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(6,242)
	NET ASSETS - 100.0%	$1,617,234

Ltd.	- Limited Company

plc	- Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA INVESTMENT QUALITY BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 96.7%
	FIXED INCOME - 96.7%
84,643	Vanguard Short-Term Bond Index Fund, Admiral Class	$912,451
542,133	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	10,918,549
		11,831,000

	TOTAL OPEN END FUNDS (Cost$11,842,517)	11,831,000

	SHORT-TERM INVESTMENTS — 3.6%
	MONEY MARKET FUNDS - 3.6%
437,773	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $437,773)(a)	437,773

	TOTAL INVESTMENTS - 100.3% (Cost $12,280,290)	$12,268,773
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(40,370)
	NET ASSETS - 100.0%	$12,228,403

(a)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA MUNICIPAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 98.0%
	FIXED INCOME - 98.0%
78,955	JPMorgan Ultra-Short Municipal Fund, Class I	$795,081
4,371	Vanguard Short-Term Tax-Exempt Fund, Admiral Class	69,580
		864,661

	TOTAL OPEN END FUNDS (Cost$864,702)	864,661

	SHORT-TERM INVESTMENTS — 2.2%
	MONEY MARKET FUNDS - 2.2%
19,718	Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 0.01% (Cost $19,716)(a)	19,716

	TOTAL INVESTMENTS - 100.2% (Cost $884,418)	$884,377
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(2,202)
	NET ASSETS - 100.0%	$882,175

(a)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA US GOVT MM PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 99.9%
	MONEY MARKET FUNDS - 99.9%
1,499,995	BlackRock Liquidity FedFund, Institutional Class, 0.03%(a)	$1,499,995
1,499,995	Dreyfus Government Cash Management, Class I, 0.03%(a)	1,499,995
1,499,995	Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(a)	1,499,995
1,499,995	JPMorgan US Government Money Market Fund, Capital Class, 0.03%(a)	1,499,995
	TOTAL MONEY MARKET FUNDS (Cost $5,999,980)	5,999,980

	TOTAL SHORT-TERM INVESTMENTS (Cost$5,999,980)	5,999,980

	TOTAL INVESTMENTS - 99.9% (Cost $5,999,980)	$5,999,980
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	1,256
	NET ASSETS - 100.0%	$6,001,236

(a)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 93.1%
	ALTERNATIVE - 9.4%
11,036	Eaton Vance Global Macro Absolute Return Fund, Class I	$96,235

	EQUITY - 72.5%
2,405	Saratoga Energy & Basic Materials Portfolio, Class I(a)	25,850
1,618	Saratoga Health & Biotechnology Portfolio, Class I(a)	40,604
4,383	Saratoga Large Capitalization Growth Portfolio, Class I(a)	150,420
5,422	Saratoga Large Capitalization Value Portfolio, Class I(a),(b)	174,314
7,647	Saratoga Mid Capitalization Portfolio, Class I(a)	114,392
1,188	Saratoga Technology & Communications Portfolio, Class I(a)	41,251
693	Vanguard Financials Index Fund, Admiral Class	32,921
853	Vanguard Small-Cap Index Fund, Admiral Class	92,561
2,094	Vanguard Total International Stock Index Fund, Admiral Class	74,092
		746,405
	FIXED INCOME - 11.2%
5,732	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	115,440

	TOTAL OPEN END FUNDS (Cost $810,601)	958,080

	SHORT-TERM INVESTMENTS — 7.4%
	MONEY MARKET FUNDS - 7.4%
76,191	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $76,191)(c)	76,191

	TOTAL INVESTMENTS - 100.5% (Cost $886,792)	$1,034,271
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%	(5,048)
	NET ASSETS - 100.0%	$1,029,223

(a)	Investment in affiliate.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 85.9%
	ALTERNATIVE - 7.4%
23,459	Eaton Vance Global Macro Absolute Return Fund, Class I	$204,565

	EQUITY - 48.1%
12,086	Saratoga Large Capitalization Growth Portfolio, Class I(a)	414,802
14,926	Saratoga Large Capitalization Value Portfolio, Class I(a),(b)	479,880
21,303	Saratoga Mid Capitalization Portfolio, Class I(a)	318,699
636	Vanguard Small-Cap Index Fund, Admiral Class	69,023
1,300	Vanguard Total International Stock Index Fund, Admiral Class	46,009
		1,328,413
	FIXED INCOME - 30.4%
41,745	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	840,753

	TOTAL OPEN END FUNDS (Cost$2,086,96 6)	2,373,731

	SHORT-TERM INVESTMENTS — 14.4%
	MONEY MARKET FUNDS - 14.4%
397,841	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $397,841)(c)	397,841

	TOTAL INVESTMENTS - 100.3% (Cost $2,484,807)	$2,771,572
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(8,572)
	NET ASSETS - 100.0%	$2,763,000

(a)	Investment in affiliate.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA MODERATE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 90.3%
	ALTERNATIVE - 7.4%
14,964	Eaton Vance Global Macro Absolute Return Fund, Class I	$130,484

	EQUITY - 61.6%
2,260	Saratoga Energy & Basic Materials Portfolio, Class I(a)	24,291
1,531	Saratoga Health & Biotechnology Portfolio, Class I(a)	38,419
8,221	Saratoga Large Capitalization Growth Portfolio, Class I(a)	282,147
10,215	Saratoga Large Capitalization Value Portfolio, Class I(a),(b)	328,412
14,390	Saratoga Mid Capitalization Value Portfolio, Class I(a)	215,279
1,289	Saratoga Technology & Communications Portfolio, Class I(a)	44,747
664	Vanguard Financials Index Fund, Admiral Class	31,525
718	Vanguard Small-Cap Index Fund, Admiral Class	77,914
1,451	Vanguard Total International Stock Index Fund, Admiral Class	51,348
		1,094,082
	FIXED INCOME - 21.3%
18,760	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	377,835

	TOTAL OPEN END FUNDS (Cost $1,349,671)	1,602,401

	SHORT-TERM INVESTMENTS — 9.9%
	MONEY MARKET FUNDS - 9.9%
174,664	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $174,664)(c)	174,664

	TOTAL INVESTMENTS - 100.2% (Cost $1,524,335)	$1,777,065
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(4,175)
	NET ASSETS - 100.0%	$1,772,890

(a)	Investment in affiliate.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 91.6%
	ALTERNATIVE - 7.9%
8,150	Eaton Vance Global Macro Absolute Return Fund, Class I	$71,068

	EQUITY - 66.0%
1,716	Saratoga Energy & Basic Materials Portfolio, Class I(a)	18,452
979	Saratoga Health & Biotechnology Portfolio, Class I(a)	24,585
3,913	Saratoga Large Capitalization Growth Portfolio, Class I(a)	134,304
4,860	Saratoga Large Capitalization Value Portfolio, Class I(a),(b)	156,252
7,550	Saratoga Mid Capitalization Portfolio, Class I(a)	112,951
734	Saratoga Technology & Communications Portfolio, Class I(a)	25,489
368	Vanguard Financials Index Fund, Admiral Class	17,467
556	Vanguard Small-Cap Index Fund, Admiral Class	60,359
1,155	Vanguard Total International Stock Index Fund, Admiral Class	40,888
		590,747
	FIXED INCOME - 17.7%
7,884	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	158,779

	TOTAL OPEN END FUNDS (Cost $682,199)	820,594

	SHORT-TERM INVESTMENTS — 8.8%
	MONEY MARKET FUNDS - 8.8%
78,910	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $78,910)(c)	78,910

	TOTAL INVESTMENTS - 100.4% (Cost $761,109)	$899,504
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(3,873)
	NET ASSETS - 100.0%	$895,632

(a)	Investment in affiliate.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

SARATOGA MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 90.3%
	ALTERNATIVE - 7.7%
6,948	Eaton Vance Global Macro Absolute Return Fund, Class I	$60,590

	EQUITY - 55.5%
3,485	Saratoga Large Capitalization Growth Portfolio, Class I(a)	119,609
4,198	Saratoga Large Capitalization Value Portfolio, Class I(a),(b)	134,970
6,447	Saratoga Mid Capitalization Portfolio, Class I(a)	96,449
471	Vanguard Small-Cap Index Fund, Admiral Class	51,085
973	Vanguard Total International Stock Index Fund, Admiral Class	34,444
		436,557
	FIXED INCOME - 27.1%
10,566	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	212,796

	TOTAL OPEN END FUNDS (Cost$614,245)	709,943

	SHORT-TERM INVESTMENTS — 10.3%
	MONEY MARKET FUNDS - 10.3%
80,970	Dreyfus Institutional Preferred Government Money, Institutional Class, 0.01% (Cost $80,970)(c)	80,970

	TOTAL INVESTMENTS - 100.6% (Cost $695,215)	$790,913
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(4,708)
	NET ASSETS - 100.0%	$786,205

(a)	Investment in affiliate.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2021

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 4)	$16,815,966	$20,987,907	$9,186,525	$5,232,390	$3,814,371
Investments in securities, at value (including collateral on loaned securities Note 4)	$19,515,368	$31,667,348	$12,853,425	$6,787,953	$4,744,004
Total Investments, at value
Receivable for securities sold	78,177	—	—	—	—
Receivable for fund shares sold	—	8,609	—	—	—
Interest and dividends receivable	18,483	16,092	8,876	4,165	35,714
Prepaid expenses and other assets	8,960	22,339	8,857	3,302	3,522
Total Assets	19,620,988	31,714,388	12,871,158	6,795,420	4,783,240

Liabilities:
Securities lending collateral (Note 4)	—	314,127	11,095	57,362	204,264
Payable to manager	12,554	17,429	8,046	3,408	13,617
Administration fees payable	23,067	33,510	10,967	7,595	6,019
Custody fees payable	1,076	6,337	4,245	3,586	6,201
Trustee fees payable	—	2,085	1,733	962	1,234
Compliance officer fees payable	3,567	3,754	3,971	2,547	1,112
Payable for distribution (12b-1) fees	243	2,944	724	27	37
Dividend Payable	—	—	—	—	279
Accrued expenses and other liabilities	24,824	42,485	22,752	13,402	14,171
Total Liabilities	65,331	422,671	63,533	88,889	246,934

Net Assets	$19,555,657	$31,291,717	$12,807,625	$6,706,531	$4,536,306

Net Assets:
Par value of shares of beneficial interest	$6,101	$9,873	$8,771	$7,113	$3,748
Paid in capital	13,465,362	16,973,828	7,965,247	3,727,688	6,213,288
Accumulated earnings (loss)	6,084,194	14,308,016	4,833,607	2,971,730	(1,680,730)
Net Assets	$19,555,657	$31,291,717	$12,807,625	$6,706,531	$4,536,306

Net Asset Value Per Share
Class I
Net Assets	$19,032,900	$27,040,465	$10,918,580	$6,632,271	$4,421,265
Shares of beneficial interest outstanding	592,046	787,865	729,688	702,177	365,239
Net asset value, redemption price and offering price per share	$32.15	$34.32	$14.96	$9.45	$12.11

Class A
Net Assets	$398,160	$1,397,000	$1,710,569	$71,370	$105,630
Shares of beneficial interest outstanding	13,055	46,002	130,168	8,364	8,691
Net asset value, redemption price per share	$30.50	$30.37	$13.14	$8.53	$12.15
Offering price per share (maximum sales charge of 5.75%)	$32.36	$32.22	$13.94	$9.05	$12.89

Class C
Net Assets	$124,597	$2,854,252	$178,476	$2,890	$9,411
Shares of beneficial interest outstanding	4,953	153,435	17,290	805	857
Net asset value, offering price per share (a)	$25.16	$18.60	$10.32	$3.59	$10.98

(a)	Redemption price per C share varies based on length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2021

						Investment
	Health &	Technology &	Energy & Basic	Financial		Quality
	Biotechnology	Communications	Materials	Services		Bond
	Portfolio	Portfolio	Portfolio	Portfolio		Portfolio
Assets:
Investments in securities, at cost (including collateral on loaned securities Note 4)	$9,521,707	$22,032,872	$998,657	$922,484		$12,280,290
Investments in securities, at value (including collateral on loaned securities Note 4)	$13,789,850	$66,936,994	$1,201,866	$1,623,476		$12,268,773
Receivable for securities sold	—	—	151,149	—		—
Interest and dividends receivable	15,893	47,162	9,822	2,208		4
Receivable from manager	—	—	1,828	304		—
Prepaid expenses and other assets	14,615	63,082	4,818	3,124		7,520
Total Assets	13,820,358	67,047,238	1,369,483	1,629,112		12,276,297

Liabilities:
Securities lending collateral (Note 4)	—	1,181,788	—	—		—
Payable for securities purchased	—	—	147,248	—		—
Payable for fund shares redeemed	—	25,946	—	—		—
Payable to manager	14,411	68,024	—	—		7,762
Administration fees payable	12,824	49,052	3,291	2,830		10,594
Custody fees payable	1,605	3,431	2,018	2,138		1,132
Trustee fees payable	1,986	7,918	261	238		1,147
Compliance officer fees payable	3,351	21,864	487	657		2,937
Payable for distribution (12b-1) fees	4,843	16,201	43	91		8,035
Dividend Payable	75	—	25	73		—
Accrued expenses and other liabilities	26,029	110,658	5,538	5,851		16,287
Total Liabilities	65,124	1,484,882	158,911	11,878		47,894

Net Assets	$13,755,234	65,562,356	$1,210,572	$1,617,234		$12,228,403

Net Assets:
Par value of shares of beneficial interest	$5,988	$21,175	$1,137	$1,403		$12,638
Paid in capital	9,026,218	13,859,333	2,220,206	891,356		12,072,536
Accumulated earnings (loss)	4,723,028	51,681,848	(1,010,771)	724,475		143,229
Net Assets	$13,755,234	$65,562,356	$1,210,572	$1,617,234		$12,228,403

Net Asset Value Per Share
Class I
Net Assets	$7,559,602	$35,679,849	$1,106,010	$1,365,770		$12,020,039
Shares of beneficial interest outstanding	301,166	1,027,610	102,865	116,571		1,242,105
Net asset value, redemption price and offering price per share	$25.10	$34.72	$10.75	$11.72		$9.68

Class A
Net Assets	$5,473,142	$20,174,898	$98,574	$251,447		$171,414
Shares of beneficial interest outstanding	252,296	663,841	10,087	23,734		17,810
Net asset value, redemption price per share	$21.69	$30.39	$9.77	$10.59		$9.62
Offering price per share(maximum sales charge of 5.75%)	$23.01	$32.24	$10.37	$11.24		$10.21

Class C
Net Assets	$722,490	$9,707,609	$5,988	$17		$36,950
Shares of beneficial interest outstanding	45,311	426,076	746	2		3,869
Net asset value, offering price per share (a)	$15.95	$22.78	$8.03	$8.96	(b)	$9.55

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2021

			Aggressive		Conservative	Moderate
	Municipal	U.S. Government	Balanced		Balanced	Balanced
	Bond	Money Market	Allocation		Allocation	Allocation
	Portfolio	Portfolio	Portfolio		Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$438,867		$942,409	$713,762
Investments in securities, at cost	884,418	5,999,980	447,925		1,542,398	810,573
Total Investments, at cost	$884,418	$5,999,980	$886,792		$2,484,807	$1,524,335

Investments Affiliates, at value	$—	$—	$546,831		$1,213,381	$933,295
Investments in securities, at value	884,377	5,999,980	487,440		1,558,191	843,770
Total Investments, at value	$884,377	$5,999,980	$1,034,271		$2,771,572	$1,777,065
Cash	7	—	—		—	—
Receivable for fund shares sold	—	52	—		—	—
Interest and dividends receivable	—	117	1		3	1
Receivable from manager	1,308	—	—		—	753
Prepaid expenses and other assets	2,544	14,862	435		1,214	1,372
Total Assets	888,236	6,015,011	1,034,707		2,772,789	1,779,191

Liabilities:
Payable to manager	—	1,247	1,285		1,304	—
Administration fees payable	2,255	—	2,061		3,964	2,909
Custody fees payable	609	51	118		176	147
Trustee fees payable	109	868	—		—	—
Compliance officer fees payable	190	1,405	334		281	380
Payable for distribution (12b-1) fees	—	—	154		584	459
Distributions payable	—	52	—		—	—
Accrued expenses and other liabilities	2,898	10,152	1,532		3,480	2,406
Total Liabilities	6,061	13,775	5,484		9,789	6,301

Net Assets	$882,175	$6,001,236	$1,029,223		$2,763,000	$1,772,890

Net Assets:
Par value of shares of beneficial interest	$981	$60,134	$822		$2,310	$1,417
Paid in capital	900,698	5,941,097	820,926		2,362,490	1,453,527
Accumulated earnings (loss)	(19,504)	5	207,475		398,200	317,946
Net Assets	$882,175	$6,001,236	$1,029,223		$2,763,000	$1,772,890

Net Asset Value Per Share
Class I
Net Assets	$769,568	$5,486,741	$841,839		$2,050,283	$1,186,733
Shares of beneficial interest outstanding	85,437	5,499,437	67,163		170,874	94,525
Net asset value, redemption price and offering price per share	$9.01	$1.00	$12.53		$12.00	$12.55

Class A
Net Assets	$77,505	$409,305	$5,230		$38,110	$52,505
Shares of beneficial interest outstanding	8,703	409,165	419		3,182	4,189
Net asset value, redemption price per share	$8.91	$1.00	$12.48	(b)	$11.98	$12.53
Offering price per share (maximum sales charge of 5.75%)	$9.45	$1.06	$13.24		$12.71	$13.29

Class C
Net Assets	$35,102	$105,190	$182,154		$674,607	$533,652
Shares of beneficial interest outstanding	3,915	104,794	14,656		56,938	42,943
Net asset value, offering price per share (a)	$8.97	$1.00	$12.43		$11.85	$12.43

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2021

	Moderately	Moderately
	Aggressive Balanced	Conservative
	Allocation	Balanced Allocation
	Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$360,415	$269,808
Investments in Unaffilated securities, at cost	400,694	425,407
Total Investments, at cost	$761,109	$695,215

Investments Affiliates, at value	$472,033	$351,028
Investments in Unaffiated securities, at value	427,471	439,885
Total Investments, at value	$899,504	$790,913
Interest and dividends receivable	1	99
Prepaid expenses and other assets	437	373
Total Assets	899,942	791,385

Liabilities:
Payable to manager	893	1,930
Administration fees payable	1,603	1,390
Custody fees payable	71	89
Compliance officer fees payable	205	172
Payable for distribution (12b-1) fees	170	141
Accrued expenses and other liabilities	1,368	1,458
Total Liabilities	4,310	5,180

Net Assets	$895,632	$786,205

Net Assets:
Par value of shares of beneficial interest	$721	$659
Paid in capital	715,843	633,764
Accumulated earnings	179,068	151,782
Net Assets	$895,632	$786,205

Net Asset Value Per Share
Class I
Net Assets	$692,996	$618,075
Shares of beneficial interest outstanding	55,697	51,589
Net asset value, redemption price and offering price per share	$12.44	$11.98

Class A
Net Assets	$404	$13
Shares of beneficial interest outstanding	33	1
Net asset value, redemption price per share	$12.24	$13.00	(b)
Offering price per share (maximum sales charge of 5.75%)	$12.99	$13.79

Class C
Net Assets	$202,232	$168,117
Shares of beneficial interest outstanding	16,410	14,267
Net asset value, offering price per share (a)	$12.32	$11.78

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2021

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$121,796	$236,483	$165,579	$70,644	$158,629
Interest income	237	78	22	52	9
Securities lending income - net	279	1,082	519	1,248	696
Less: Foreign withholding taxes	(945)	981	—	(225)	(22,668)
Total Investment Income	121,367	238,624	166,120	71,719	136,666

Operating Expenses:
Management fees	108,927	194,529	85,986	42,757	34,839
Distribution (12b-1) fees
Class A Shares	1,434	5,017	6,184	261	507
Class C Shares	1,175	26,825	1,633	17	14
Administration fees	72,820	111,259	46,473	30,262	31,554
Registration fees	7,668	14,606	7,895	5,181	8,531
Professional fees	26,568	41,675	18,029	11,055	6,780
Custodian fees	5,615	12,083	12,909	12,572	22,638
Trustees’ fees	763	4,288	2,568	1,508	1,204
Compliance officer fees	4,650	6,137	4,777	2,968	1,663
Printing and postage expense	1,973	5,696	4,808	2,504	3,499
Insurance expense	1,047	1,909	721	416	314
Shareholder servicing fees	2,082	7,772	2,198	672	1,031
Miscellaneous expenses	1,563	1,600	2,099	2,099	2,493
Total Operating Expenses	236,285	433,396	196,280	112,272	115,067
Less: Expenses waived and/or reimbursed	—	—	—	—	(7,065)
Net Operating Expenses	236,285	433,396	196,280	112,272	108,002

Net Investment Income (Loss)	(114,918)	(194,772)	(30,160)	(40,553)	28,664

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	4,011,125	6,927,660	1,637,562	2,165,985	459,761
Net Realized Gain (Loss)	4,011,125	6,927,660	1,637,562	2,165,985	459,761

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	1,860,508	1,160,216	2,159,175	350,542	845,463
Net Realized and Unrealized Gain on investments	5,871,633	8,087,876	3,796,737	2,516,527	1,305,224

Net Increase (Decrease) in Net Assets Resulting From Operations	$5,756,715	$7,893,104	$3,766,577	$2,475,974	$1,333,888

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2021

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$194,431	$470,020	$52,249	$37,529	$70,226
Interest income	39	127	4	5	59
Securities lending income - net	678	11,107	—	—	—
Less: Foreign withholding taxes	(6,742)	—	(3,044)	(154)	—
Total Investment Income	188,406	481,254	49,209	37,380	70,285

Operating Expenses:
Management fees	161,620	761,710	14,070	17,592	45,626
Distribution (12b-1) fees
Class A Shares	20,591	75,684	396	844	611
Class C Shares	7,147	95,516	55	—	376
Administration fees	51,024	214,204	13,997	11,620	38,957
Registration fees	13,167	23,695	3,521	6,267	7,130
Professional fees	20,648	98,143	1,873	2,326	13,824
Custodian fees	4,658	11,403	6,253	4,457	2,825
Trustees’ fees	3,069	13,721	268	315	2,013
Compliance officer fees	4,428	27,347	589	764	3,307
Printing and postage expense	6,710	23,058	2,150	2,047	2,538
Insurance expense	859	3,820	72	91	468
Shareholder servicing fees	7,919	30,329	499	351	998
Miscellaneous expenses	2,571	2,099	2,494	2,236	2,493
Total Operating Expenses	304,411	1,380,729	46,237	48,910	121,166
Less: Expenses waived	—	—	(12,004)	(5,710)	—
Net Operating Expenses	304,411	1,380,729	34,233	43,200	121,166

Net Investment Income (Loss)	(116,005)	(899,475)	14,976	(5,820)	(50,881)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	663,424	9,832,876	(53,595)	84,670	187,843
Net realized gain (loss)	663,424	9,832,876	(53,595)	84,670	187,843

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	2,062,305	4,021,084	294,852	508,795	(215,453)
Net Realized and Unrealized Gain (Loss) on Investments	2,725,729	13,853,960	241,257	593,465	(27,610)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,609,724	$12,954,485	$256,233	$587,645	$(78,491)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2021

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Dividend income	$4,286	$—	$6,894	$16,012	$9,827
Interest income	4	1,778	20	119	47
Dividend income from Affiliates	—	—	2,398	1,853	3,584
Total Investment Income	4,290	1,778	9,312	17,984	13,458

Operating Expenses:
Management fees	4,143	29,136	8,551	22,794	14,279
Distribution (12b-1) fees
Class A Shares	311	1,564	9	90	106
Class C Shares	351	1,645	1,868	6,360	5,024
Registration fees	2,691	10,054	844	3,658	2,769
Administration fees	7,892	9,861	8,308	14,697	10,933
Custodian fees	1,384	1,117	484	910	754
Printing and postage expense	600	5,067	433	528	368
Professional fees	1,198	2,966	1,396	3,676	2,435
Shareholder servicing fees	189	224	36	150	51
Compliance officer fees	236	1,916	417	446	522
Trustees’ fees	161	—	68	121	95
Insurance expense	46	404	60	167	106
Miscellaneous expenses	2,395	1,584	2,078	2,100	2,024
Total Operating Expenses	21,597	65,538	24,552	55,697	39,466
Less: Expenses waived and/or reimbursed	(9,915)	(64,174)	(13,846)	(25,699)	(19,205)
Net Operating Expenses	11,682	1,364	10,706	29,998	20,261

Net Investment Income (Loss)	(7,392)	414	(1,394)	(12,014)	(6,803)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments	11,199	—	19,096	54,642	22,223
Distribution of realized gains by underlying affiliated investment companies	—	—	32,830	63,630	54,826
Affiliated Investments	—	—	18,024	42,259	18,830
Net realized gain	11,199	—	69,950	160,531	95,879

Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	—	42,729	(66,877)	72,789
Investments	(10,610)	—	78,560	241,833	113,836
Net change in unrealized appreciation (depreciation)	(10,610)	—	121,289	174,956	186,625
Net Realized and Unrealized Gain on Investments	589	—	191,239	335,487	282,504

Net Increase (Decrease) in Net Assets Resulting From Operations	$(6,803)	$414	$189,845	$323,473	$275,701

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2021

	Moderately	Moderately
	Aggressive Balanced	Conservative
	Allocation	Balanced Allocation
	Portfolio	Portfolio

Investment Income:
Dividend income	$5,831	$5,869
Interest income	16	32
Dividend income from Affiliates	2,112	846
Total Investment Income	7,959	6,747

Operating Expenses:
Management fees	7,325	7,280
Distribution (12b-1) fees
Class A Shares	20	—
Class C Shares	1,813	1,515
Administration fees	7,399	6,708
Printing and postage expense	189	375
Custodian fees	306	334
Registration fees	1,616	1,094
Professional fees	1,269	1,068
Compliance officer fees	260	239
Trustees’ fees	60	46
Shareholder servicing fees	11	11
Insurance expense	51	55
Miscellaneous expenses	2,017	1,800
Total Operating Expenses	22,336	20,525
Less: Expenses waived and/or reimbursed	(12,873)	(11,586)
Net Operating Expenses	9,463	8,939

Net Investment Income	(1,504)	(2,192)

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments	13,443	27,854
Distribution of realized gains by underlying affiliated investment companies	27,724	24,998
Affiliated Investments	11,747	6,341
Net realized gain	52,914	59,193

Net change in unrealized appreciation on:
Investments	66,677	6,233
Affiliated Investments	33,793	60,867
Net change in unrealized appreciation
Net change in unrealized appreciation	100,470	67,100

Net Realized and Unrealized Gain on Investments	153,384	126,293

Net Increase in Net Assets Resulting From Operations	$151,880	$124,101

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020

Operations:
Net investment income (loss)	$(114,918)	$(22,632)	$(194,772)	$(61,330)	$(30,160)	$20,129
Net realized gain (loss) on investments	4,011,125	(21,483)	6,927,660	2,526,293	1,637,562	649,015
Net change in unrealized appreciation (depreciation) on investments	1,860,508	632,441	1,160,216	6,335,049	2,159,175	(740,249)
Net increase (decrease) in net assets resulting from operations	5,756,715	588,326	7,893,104	8,800,012	3,766,577	(71,105)

Distributions to Shareholders:
Total Distributions Paid:
Class I	—	—	(2,327,697)	(3,517,822)	(754,964)	(35,392)
Class A	—	—	(120,213)	(148,748)	(129,740)	(178)
Class C	—	—	(377,270)	(645,613)	(17,823)	—
Total Dividends and Distributions to Shareholders	—	—	(2,825,180)	(4,312,183)	(902,527)	(35,570)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	3,628,345	1,157,261	1,944,919	1,928,559	990,739	778,940
Class A	2,500	31,554	76,296	116,635	9,669	8,645
Class C	47,222	8,693	43,118	174,335	3,671	3,940
Reinvestment of dividends and distributions
Class I	—	—	2,107,325	3,191,266	703,634	32,557
Class A	—	—	117,708	143,727	127,091	173
Class C	—	—	368,539	629,083	8,094	—
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(2,504,892)	(2,760,823)	(9,747,525)	(5,501,191)	(1,361,432)	(1,445,700)
Class A	(18,980)	(65,754)	(263,314)	(245,687)	(96,286)	(155,163)
Class C	(74,906)	(156,667)	(573,861)	(1,457,222)	(8,735)	(109,258)
Net decrease in net assets from share transactions of beneficial interest	1,079,289	(1,785,736)	(5,926,795)	(1,020,495)	376,445	(885,866)

Total Increase (Decrease) in Net Assets	6,836,004	(1,197,410)	(858,871)	3,467,334	3,240,495	(992,541)

Net Assets:
Beginning of year	12,719,653	13,917,063	32,150,588	28,683,254	9,567,130	10,559,671
End of year	$19,555,657	$12,719,653	$31,291,717	$32,150,588	$12,807,625	$9,567,130

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020

Operations:
Net investment income (loss)	$(40,553)	$(23,430)	$28,664	$83,107	$(116,005)	$(22,982)
Net realized loss on investments and foreign currency transactions	2,165,985	(240,715)	459,761	(259,430)	663,424	1,509,451
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	350,542	687,572	845,463	362,150	2,062,305	125,197
Net increase (decrease) in net assets resulting from operations	2,475,974	423,427	1,333,888	185,827	2,609,724	1,611,666

Distributions to Shareholders:
Total Distributions Paid:
Class I	—	(1,010)	(71,813)	(170,545)	(748,517)	(284,539)
Class A	—	—	(564)	(6,388)	(619,728)	(244,485)
Class C	—	—	—	—	(113,339)	(45,652)
Total Dividends and Distributions to Shareholders	—	(1,010)	(72,377)	(176,933)	(1,481,584)	(574,676)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	637,835	424,519	740,397	339,076	662,888	557,514
Class A	812	6,217	333	1,232	38,640	183,409
Class C	2,062	2,038	8,869	1,708	5,600	73,667
Reinvestment of dividends and distributions
Class I	—	924	66,588	162,828	704,772	269,184
Class A	—	—	556	6,388	581,914	229,936
Class C	—	—	—	—	108,888	43,013
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(1,819,410)	(837,810)	(3,891,680)	(2,556,406)	(1,251,390)	(1,569,953)
Class A	(5,355)	(12,410)	(180,106)	(113,014)	(842,809)	(951,251)
Class C	(1,034)	(44,082)	(374)	(10,591)	(159,205)	(159,661)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,185,090)	(460,604)	(3,255,417)	(2,168,779)	(150,702)	(1,324,142)

Total Increase (Decrease) in Net Assets	1,290,884	(38,187)	(1,993,906)	(2,159,885)	977,438	(287,152)

Net Assets:
Beginning of year	5,415,647	5,453,834	6,530,212	8,690,097	12,777,796	13,064,948
End of year	$6,706,531	$5,415,647	$4,536,306	$6,530,212	$13,755,234	$12,777,796

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020

Operations:
Net investment income (loss)	$(899,475)	$(388,364)	$14,976	$16,417	$(5,820)	$(8,321)
Net realized gain (loss) on investments and foreign currency transactions	9,832,876	6,072,985	(53,595)	(255,585)	84,670	35,851
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,021,084	10,465,455	294,852	31,815	508,795	(143,043)
Net increase (decrease) in net assets resulting from operations	12,954,485	16,150,076	256,233	(207,353)	587,645	(115,513)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(3,614,187)	(1,105,213)	(15,098)	—	(38,252)	(28,891)
Class A	(2,357,418)	(743,072)	(1,326)	—	(7,790)	(2,508)
Class C	(1,589,787)	(448,156)	(59)	—	(5)	(135)
Total Dividends and Distributions to Shareholders	(7,561,392)	(2,296,441)	(16,483)	—	(46,047)	(31,534)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	3,049,924	4,814,431	582,944	350,464	506,202	212,524
Class A	847,818	802,452	4,188	75,311	48,645	38,574
Class C	100,587	546,867	—	41	—	55
Reinvestment of dividends and distributions
Class I	3,305,200	1,027,407	14,886	—	37,289	28,141
Class A	2,207,612	697,970	1,277	—	7,123	2,090
Class C	1,549,461	438,993	58	—	5	135
Redemption fee proceeds
Class I	—	7	—	—	—	—
Class A	—	4	—	—	—	—
Class C	—	2	—	—	—	—
Cost of shares redeemed
Class I	(6,838,473)	(8,952,672)	(644,855)	(205,277)	(582,895)	(292,691)
Class A	(3,605,212)	(4,065,186)	(37,434)	(225,083)	(7,498)	(7,009)
Class C	(2,273,067)	(1,426,424)	(50)	(2,403)	(113)	(7,369)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,656,150)	(6,116,149)	(78,986)	(6,947)	8,758	(25,550)

Total Increase (Decrease) in Net Assets	3,736,943	7,737,486	160,764	(214,300)	550,356	(172,597)

Net Assets:
Beginning of year	61,825,413	54,087,927	1,049,808	1,264,108	1,066,878	1,239,475
End of year	$65,562,356	$61,825,413	$1,210,572	$1,049,808	$1,617,234	$1,066,878

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020

Operations:
Net investment income (loss)	$(50,881)	$31,540	$(7,392)	$672	$414	$13,572
Net realized gain (loss) on investments	187,843	34,337	11,199	(736)	—	—
Net change in unrealized appreciation (depreciation) on investments	(215,453)	75,852	(10,610)	5,093	—	—
Net increase (decrease) in net assets resulting from operations	(78,491)	141,729	(6,803)	5,029	414	13,572

Distributions to Shareholders:
Total Distributions Paid:
Class I	(12,407)	(35,860)	—	(542)	(1,113)	(13,279)
Class A	(233)	(650)	—	(78)	(77)	(271)
Class C	(46)	(148)	—	(52)	(35)	(36)
Return of Capital:
Class I	—	—	(429)	—	—	—
Class A	—	—	(59)	—	—	—
Class C	—	—	(26)	—	—	—
Total Dividends and Distributions to Shareholders	(12,686)	(36,658)	(514)	(672)	(1,225)	(13,586)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	9,424,988	1,415,333	390,161	1,280	3,456,916	2,742,172
Class A	46,610	1,398	1,036	2,338	36,789	387,591
Class C	—	7,202	1,360	7,626	167,408	710,399
Reinvestment of dividends and distributions
Class I	12,071	33,780	410	522	1,102	12,754
Class A	228	591	59	77	76	246
Class C	45	144	26	52	31	29
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(1,673,988)	(1,448,496)	(121,948)	(55,092)	(3,180,632)	(3,536,706)
Class A	(15,057)	(6,707)	(668)	—	(17,140)	(324,265)
Class C	(1,501)	(72,233)	(1,051)	(42,905)	(160,567)	(777,072)
Net increase (decrease) in net assets from share transactions of beneficial interest	7,793,396	(68,988)	269,385	(86,102)	303,983	(784,852)

Total Increase (Decrease) in Net Assets	7,702,219	36,083	262,068	(81,745)	303,172	(784,866)

Net Assets:
Beginning of year	4,526,184	4,490,101	620,107	701,852	5,698,064	6,482,930
End of year	$12,228,403	$4,526,184	$882,175	$620,107	$6,001,236	$5,698,064

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Balanced		Conservative Balanced		Moderate Balanced
	Allocation Portfolio		Allocation Portfolio		Allocation Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020

Operations:
Net investment income	$(1,394)	$16,647	$(12,014)	$48,269	$(6,803)	$23,265
Net realized gain (loss) on investments	37,120	(5,888)	96,901	(64,064)	41,053	(24,481)
Distribution of realized gains by underlying affiliated investment companies	32,830	14,667	63,630	41,524	54,826	21,117
Net change in unrealized appreciation (depreciation) on investments	121,289	40,636	174,956	114,553	186,625	87,250
Net increase (decrease) in net assets resulting from operations	189,845	66,062	323,473	140,282	275,701	107,151

Distributions to Shareholders:
Total Distributions Paid:
Class I	(13,041)	(23,035)	(8,242)	(57,368)	(13,922)	(25,860)
Class A	—	(158)	(78)	(971)	(412)	(1,119	) ^
Class C	(1,883)	(3,925)	—	(20,490)	(3,179)	(12,170	) ^
Return of Capital
Class I	—	—	—	(4,615)	—	—
Class A	—	—	—	(84)	—	—
Class C	—	—	—	(1,925)	—	—
Total Dividends and Distributions to Shareholders	(14,924)	(27,118)	(8,320)	(85,453)	(17,513)	(39,149)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	34,626	38,881	419,528	374,231	48,946	145,093
Class A	4,900	—	—	—	13,386	34,006
Class C	996	59,509	40,492	92,270	23,167	400,923
Reinvestment of dividends and distributions
Class I	13,042	23,035	8,122	55,388	13,922	25,860
Class A	0 ^	158	78	1,055	412	1,119
Class C	1,882	3,925	—	22,415	3,178	12,169
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(12,000)	(25,242)	(268,063)	(424,163)	(17,500)	(14,000)
Class A	(4,877)	—	—	—	(2,135)	(1,970)
Class C	(39,413)	—	(35,897)	(237,007)	(72,609)	(312,381)
Net increase (decrease) in net assets from share transactions of beneficial interest	(844)	100,266	164,260	(115,811)	10,767	290,819

Total Increase (Decrease) in Net Assets	174,077	139,210	479,413	(60,982)	268,955	358,821

Net Assets:
Beginning of year	855,146	715,936	2,283,587	2,344,569	1,503,935	1,145,114
End of year	$1,029,223	$855,146	$2,763,000	$2,283,587	$1,772,890	$1,503,935

^	Less than $0.50

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Moderately Aggressive Balanced		Moderately Conservative Balanced
	Allocation Portfolio		Allocation Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020

Operations:
Net investment income	$(1,504)	$13,389	$(2,192)	$21,977

Net realized gain (loss) on investments	25,190	(5,398)	34,195	(5,279)
Distribution of realized gains by underlying affiliated and non affiliated investment companies	27,724	11,018	24,998	16,083
Net change in unrealized appreciation on investments	100,470	47,380	67,100	40,301
Net increase in net assets resulting from operations	151,880	66,389	124,101	73,082

Distributions to Shareholders:
Total Distributions Paid:
Class I	(9,999)	(10,574)	(8,874)	(27,346)
Class A	(229)	(8)	—	(0	) ^
Class C	(1,548)	(3,600)	(1,908)	(5,736)
Total Dividends and Distributions to Shareholders	(11,776)	(14,182)	(10,782)	(33,082)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	7,217	132,502	13,025	50,000
Class A	—	15,827	—	—
Class C	12,547	3,471	69,866	19,600
Reinvestment of dividends and distributions
Class I	9,999	10,574	8,009	23,669
Class A	229	8	0 ^	0	^
Class C	1,548	3,600	1,908	5,736
Redemption fee proceeds
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Cost of shares redeemed
Class I	(24)	(24)	(330,644)	(14,956)
Class A	(16,723)	(1,000)	—	—
Class C	(2,839)	(27,913)	(7,434)	(136,936)

Net increase (decrease) in net assets from share transactions of beneficial interest	11,954	137,045	(245,270)	(52,887)

Total Increase (Decrease) in Net Assets	152,058	189,252	(131,951)	(12,887)

Net Assets:
Beginning of year	743,574	554,322	918,156	931,043
End of year	$895,632	$743,574	$786,205	$918,156

^	Less than $0.50

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of seventeen series. These financial statements include the following seventeen series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, and Moderately Conservative Balanced Allocation Portfolio, (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, Financial Services and International Equity; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; Saratoga Capital Management, LLC serves as Adviser to U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent. Northern Lights Distributors, LLC (“NLD” or the “Distributor”) is the Trust’s Distributor.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, and Moderately Aggressive Balanced Allocation are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Conservative Balanced Allocation	Total return consisting of capital appreciation and income
Moderate Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Conservative Balanced Allocation	Total return consisting of capital appreciation and income

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2021, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$17,522,240	$—	$—	$17,522,240
Short-Term Investments	1,993,128	—	—	1,993,128
Total	$19,515,368	$—	$—	$19,515,368

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$31,128,744	$—	$—	$31,128,744
Short-Term Investments	224,477	—	—	224,477
Collateral for Securities Loaned	—	314,127	—	314,127
Total	$31,353,221	$314,127	$—	$31,667,348

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$12,424,575	$—	$—	$12,424,575
REIT	105,542	—	—	105,542
Short-Term Investments	312,213	—	—	312,213
Collateral for Securities Loaned	—	11,095	—	11,095
Total	$12,842,330	$11,095	$—	$12,853,425

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$6,640,113	$—	$—	$6,640,113
Short-Term Investments	90,478	—	—	90,478
Collateral for Securities Loaned	—	57,362	—	57,362
Total	$6,730,591	$57,362	$—	$6,787,953

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$193,526	$—	$193,526
Brazil	97,325	—	—	97,325
Canada	191,035	—	—	191,035
China	—	259,889	—	259,889
Finland	—	94,288	—	94,288
France	—	131,904	—	131,904
Germany	—	347,136	—	347,136
Hong Kong	—	192,473	—	192,473
India	93,105	—	—	93,105
Italy	—	185,991	—	185,991
Japan	—	733,139	—	733,139
Korea	—	187,473	—	187,473
Luxembourg	—	147,529	—	147,529
Mexico	—	100,150	—	100,150
Netherlands	—	104,658	—	104,658
South Africa	—	115,795	—	115,795
Sweden	—	188,976	—	188,976
Swizterland	—	222,698	—	222,698
Taiwan	—	329,945	—	329,945
United Kingdom	118,142	342,400	—	460,542
United States	111,173	—	—	111,173
Short-Term Investments	50,990	—	—	50,990
Collateral for Securities Loaned	—	204,264	—	204,264
Total	$661,770	$4,082,234	$—	$4,744,004

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$13,659,107	$—	$—	$13,659,107
Short-Term Investments	130,743	—	—	130,743
Total	$13,789,850	$—	$—	$13,789,850

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$65,199,585	$—	$—	$65,199,585
Short-Term Investments	555,621	—	—	555,621
Collateral for Securities Loaned	—	1,181,788	—	1,181,788
Total	$65,755,206	$1,181,788	$—	$66,936,994

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,188,366	$—	$—	$1,188,366
Short-Term Investments	13,500	—	—	13,500
Total	$1,201,866	$—	$—	$1,201,866

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,605,854	$—	$—	$1,605,854
Short-Term Investments	17,622	—	—	17,622
Total	$1,623,476	$—	$—	$1,623,476

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$11,831,000	$—	$—	$11,831,000
Short-Term Investments	437,773	—	—	437,773
Total	$12,268,773	$—	$—	$12,268,773

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$864,661	$—	$—	$864,661
Short-Term Investment	19,716	—	—	19,716
Total	$884,377	$—	$—	$884,377

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$5,999,980	$—	$—	$5,999,980
Total	$5,999,980	$—	$—	$5,999,980

Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$958,080	$—	$—	$958,080
Short-Term Investments	76,191	—	—	76,191
Total	$1,034,271	$—	$—	$1,034,271

Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$2,373,731	$—	$—	$2,373,731
Short-Term Investments	397,841	—	—	397,841
Total	$2,771,572	$—	$—	$2,771,572

Moderate Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,602,401	$—	$—	$1,602,401
Short-Term Investments	174,664	—	—	174,664
Total	$1,777,065	$—	$—	$1,777,065

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

Moderately Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$820,594	$—	$—	$820,594
Short-Term Investments	78,910	—	—	78,910
Total	$899,504	$—	$—	$899,504

Moderately Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$709,943	$—	$—	$709,943
Short-Term Investments	80,970	—	—	80,970
Total	$790,913	$—	$—	$790,913

The Funds did not hold any Level 3 securities during the period.

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2021, available to offset future capital gains, utilized capital gains, if any, are as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	CLCF Utilized	Total
Large Capitalization Value	$—	$—	$17,087	$—
Large Capitalization Growth	—	—	—	—
Mid Capitalization	—	—	—	—
Small Capitalization	—	—	410,539	—
International Equity	2,327,992	290,992	379,725	2,618,984
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	—	—
Energy & Basic Materials	861,834	320,489	—	1,182,323
Financial Services	—	—	—	—
Investment Quality Bond	—	—	14,907	—
Municipal Bond	8,268	4,062	10,463	12,330
U.S. Government Money Market	—	—	—	—
Aggressive Balanced Allocation	—	—	—	—
Conservative Balanced Allocation	—	—	—	—
Moderate Balanced Allocation	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2018-2020 returns and expected to be taken in the Portfolios’ 2021 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended August 31, 2021, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

	Income	Capital
Portfolio	Dividends	Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Monthly	Annually
Municipal Bond	Monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
Aggressive Balanced Allocation	Annually	Annually
Conservative Balanced Allocation	Annually	Annually
Moderate Balanced Allocation	Annually	Annually
Moderately Aggressive Balanced Allocation	Annually	Annually
Moderately Conservative Balanced Allocation	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Market Disruptions Risk. The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Portfolio to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Portfolios’ securities or other assets. Such impacts may adversely affect the performance of the Portfolios.

2.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

At August 31, 2021, the following portfolios loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedules of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities and is calculated based on prior day’s prices.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Growth	978,454	996,333	682,206
Mid Capitalization	369,148	372,685	361,590
Small Capitalization	410,757	423,840	366,478
International Equity	194,307	204,264	—
Health & Biotechnology	405,119	415,147	415,147
Technology & Communications	6,016,529	6,168,351	4,986,563

At August 31, 2021, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	0.23%
Large Capitalization Growth	0.45%
Mid Capitalization	0.31%
Small Capitalization	1.74%
International Equity	0.51%
Health & Biotechnology	0.36%
Technology & Communications	2.31%

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2021.

		Gross Amounts not offset in the
		Statements of Assets and Liabilities
	Gross Amounts Recognized	Financial
	in Statements of Assets and	Instruments	Cash Collateral	Net Amount
	Liabilities	Pledged	Pledged	of Assets
Large Cap Growth
Description of Liability
Securities Loaned	$314,127	$314,127	$—	$—

Mid Capitalization
Description of Liability
Securities Loaned	$11,095	$11,095	$—	$—

Small Capitalization
Description of Liability
Securities Loaned	$57,362	$57,362	$—	$—

International Equity
Description of Liability
Securities Loaned	$204,264	$204,264	$—	$—

Technology & Communication
Description of Liability
Securities Loaned	$1,181,788	$1,181,788	$—	$—

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

3.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; 0.475% for U.S. Government Money Market; 0.90% for Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation.

For the year ended August 31, 2021, the Manager waived $7,065 for International Equity, $12,065 for Energy & Basic Materials, $5,710 for Financial Services, $9,915 for Municipal Bond, $64,174 for U.S. Government Money Market, $13,846 for Aggressive Balanced Allocation, $25,699 for Conservative Balanced Allocation, $19,205 for Moderate Balanced Allocation, $12,873 for Moderately Aggressive Balanced Allocation, and $11,586 for Moderately Conservative Balanced Allocation.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provided for most of the fiscal year ended August 31, 2021 a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2021 the Distributor waived $855 in fees for the Municipal Bond Portfolio and $8,780 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

For the year ended August 31, 2021, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSC’s
Portfolio	Class A	Class C
Large Capitalization Value	$47	$1
Large Capitalization Growth	4,356	107
Mid Capitalization	455	—
Small Capitalization	7	—
International Equity	6	—
Health & Biotechnology	2,345	250
Technology & Communications	13,296	49
Energy & Basic Materials	220	—
Financial Services	2,376	—
Investment Quality Bond	300	—
Municipal Bond	—	—
U.S Government Money Market	—	2
Aggressive Balanced Allocation	—	—
Conservative Balanced Allocation	—	61
Moderate Balanced Allocation	814	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	10

(d) The Trust and the Manager have entered into Excess Expense Agreements (the “Expense Agreements”). In connection with the Expense Agreements, the Manager is currently voluntarily waiving, all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2021, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90%, for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services. For the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation the Manager is waiving all or a portion of its management fees and/or assuming certain operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) the expense caps are 1.24%, 0.99% and 1.99% for Classes A, I and C shares respectively. Under the terms of the Expense Agreements, the Manager is permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice, except for the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation which shall continue through December 31, 2021.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2022	8/31/2023	8/31/2024
International Equity	35,063	30,421	7,065
Energy & Basic Materials	1,176	7,300	12,004
Financial Services	5,723	6,123	5,710
Municipal Bond	11,221	9,326	9,915
U.S. Government Money Market	334	156	—
Aggressive Balanced Allocation	14,174	9,335	13,846
Conservative Balanced Allocation	14,354	19,169	25,699
Moderate Balanced Allocation	9,835	12,115	19,205
Moderately Aggressive Balanced Allocation	7,186	8,273	12,873
Moderately Conservative Balanced Allocation	12,132	10,326	11,586

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year ended August 31, 2021, the amount received by the participating Portfolios under this arrangement was as follows: Large Cap Value, $10,958; Health & Biotechnology, $635; and Technology & Communications, $3,245. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

(f) Affiliated Investments — Companies which are affiliates of the Portfolios at August 31, 2021, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments are detailed below:

							Change in
						Transfer Prior	Unrealized
	Value at				Realized Gain	Year	Appreciation	Value at	Shares at
Affiliated Holding	8/31/2020	Purchases	Sale Proceeds	Income	(Loss)	Unrealized	(Depreciation)	8/31/2021	8/31/2021
Aggressive Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	$20,027.00	1,126	$23,879	$1,126	$7,989.00	$5,263.00	$(10,526)	$—	—
James Alpha Macro Portfolio, CL I	42,339	—	46,505	—	2,376	(5,500)	7,290	—	—
James Alpha Multi Strategy Alternative Income Portfolio, CL I	17,122	1,368	18,705	1,367	521	306	(612)	—	—
Saratoga Energy & Basic Materials Portfolio, CL I	11,660	10,522	572	240	(217)	(2,670)	7,127	25,850	2,405
Saratoga Health & Biotechnology Portfolio, CL I	28,068	9,273	814	3,145	(139)	2,030	2,186	40,604	1,618
Saratoga Large Capitalization Growth Portfolio, CL I	220,474	18,846	112,747	18,846	6,128	33,878	(16,159)	150,420	4,383
Saratoga Large Capitalization Value Portfolio, CL I	—	146,907	7,014	—	1,034	—	33,387	174,314	5,422
Saratoga Mid Capitalization Portfolio, CL I	69,018	26,302	4,620	6,597	332	(1,007)	24,367	114,392	7,647
Saratoga Technology & Communications Portfolio, CL I	33,980	3,907	—	3,907	—	7,695	(4,331)	41,251	1,188

Conservative Balanced Allocation
James Alpha Macro Portfolio, CL I	68,656	—	(73,841)	—	814	(10,908)	(132,403)	—	—
Saratoga Large Capitalization Growth Portfolio	574,323	109,003	334,656	51,166	40,040	109,954	(83,862)	414,802	12,086
Saratoga Large Capitalization Value Portfolio, CL I	—	390,886	10,523	—	1,220	—	98,297	479,880	14,926
Saratoga Mid Capitalization Portfolio, CL I	120,525	143,391	1,110	14,317	185	4,617	51,091	318,699	21,303

Moderate Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	20,543	1,128	24,365	1,128	7,963	5,269	(10,538)	—	—
James Alpha Macro Portfolio, CL I	35,022	—	38,146	—	(253)	(7,785)	11,162	—	—
James Alpha Multi Strategy Alternative Income Portfolio, CL I	25,397	1,981	27,688	1,981	1,820	1,510	(3,020)	—	—
Saratoga Energy & Basic Materials Portfolio, CL I	16,146	4,268	1,055	315	(735)	(2,695)	8,362	24,291	2,260
Saratoga Health & Biotechnology Portfolio, CL I	32,846	3,549	1,552	3,549	(154)	2,006	1,724	38,419	1,531
Saratoga Large Capitalization Growth Portfolio, CL I	391,118	32,611	187,111	32,611	9,624	73,814	(37,909)	282,147	8,221
Saratoga Large Capitalization Value Portfolio, CL I	—	266,431	3,185	—	603	—	64,563	328,412	10,215
Saratoga Mid Capitalization Portfolio, CL I	158,935	16,480	8,108	14,643	(461)	5,553	42,880	215,279	14,390
Saratoga Technology & Communications Portfolio, CL I	37,332	4,184	1,258	4,184	423	8,501	(4,435)	44,747	1,289

Moderately Aggressive Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	12,159	684	14,498	683	4,851	3,195	(6,391)	—	—
James Alpha Macro Portfolio, CL I	25,822	—	28,363	—	691	(4,830)	6,680	—	—
James Alpha Multi Strategy Alternative Income Portfolio, CL I	11,571	924	12,460	924	559	413	(1,007)	—	—
Saratoga Energy & Basic Materials Portfolio, CL I	13,889	285	—	286	—	583	3,695	18,452	1,716
Saratoga Health & Biotechnology Portfolio, CL I	20,081	2,250	—	2,250	—	1,842	412	24,585	979
Saratoga Large Capitalization Growth Portfolio, CL I	180,652	15,442	83,343	15,442	4,858	31,501	(14,806)	134,304	3,913
Saratoga Large Capitalization Value Portfolio, CL I	—	128,977	4,350	—	641	—	30,984	156,252	4,860
Saratoga Mid Capitalization Portfolio, CL I	82,495	7,885	2,850	7,885	147	5,096	20,178	112,951	7,550
Saratoga Technology & Communications Portfolio, CL I	20,574	2,366	—	2,366	—	8,501	(5,952)	25,489	734

Moderately Conservative Balanced Allocation
James Alpha Macro Portfolio, CL I	35,203	—	35,123	—	(2,070)	(8,280)	10,270	—	—
Saratoga Large Capitalization Growth Portfolio, CL I	248,577	18,142	164,322	18,142	7,104	13,294	(3,186)	119,609	3,485
Saratoga Large Capitalization Value Portfolio, CL I	—	123,521	18,680	—	2,212	—	27,917	134,970	4,198
Saratoga Mid Capitalization Portfolio, CL I	100,880	7,703	37,552	7,703	(905)	457	25,866	96,449	6,447

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

4.	INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2021, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$16,627,820	$16,455,840
Large Capitalization Growth	19,215,956	27,679,218
Mid Capitalization	6,212,519	6,948,687
Small Capitalization	6,486,422	7,580,385
International Equity	2,678,155	5,997,695
Health & Biotechnology	2,392,883	4,096,887
Technology & Communications	5,745,326	15,071,982
Energy & Basic Materials	871,190	954,947
Financial Services	793,927	830,202
Investment Quality Bond	12,313,453	4,795,841
Municipal Bond	867,667	579,382
Aggressive Balanced Allocation	499,665	462,900
Conservative Balanced Allocation	1,888,716	1,441,270
Moderate Balanced Allocation	862,073	739,131
Moderately Aggressive Balanced Allocation	389,190	350,976
Moderately Conservative Balanced Allocation	507,431	661,768

(b) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(c) Other Investment Companies or Exchange Traded Funds Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Large Capitalization Value
Issued	131,371	52,810	103	1,519	1,986	447
Redeemed	(91,184)	(131,904)	(695)	(3,383)	(3,428)	(8,555)
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	40,187	(79,094)	(592)	(1,864)	(1,442)	(8,108)
Large Capitalization Growth
Issued	65,138	79,965	3,039	6,287	2,687	12,145
Redeemed	(344,577)	(231,449)	(10,303)	(11,005)	(34,558)	(104,752)
Reinvested from Dividends	80,066	140,895	5,039	7,046	25,646	47,052
Net Increase (Decrease) in Shares	(199,373)	(10,589)	(2,225)	2,328	(6,225)	(45,555)
Mid Capitalization
Issued	74,530	67,723	828	834	361	435
Redeemed	(102,569)	(127,848)	(8,602)	(14,672)	(872)	(12,664)
Reinvested from Dividends	57,113	2,686	11,713	16	946	—
Net Increase (Decrease) in Shares	29,074	(57,439)	3,939	(13,822)	435	(12,229)
Small Capitalization
Issued	82,929	70,315	122	1,070	564	810
Redeemed	(215,230)	(145,254)	(737)	(2,456)	(353)	(18,401)
Reinvested from Dividends	—	150	—	—	—	—
Net Increase (Decrease) in Shares	(132,301)	(74,789)	(615)	(1,386)	211	(17,591)
International Equity
Issued	71,622	37,715	32	130	806	190
Redeemed	(415,379)	(282,489)	(19,731)	(13,032)	(40)	(1,247)
Reinvested from Dividends	6,719	16,979	56	667	—	—
Net Increase (Decrease) in Shares	(337,038)	(227,795)	(19,643)	(12,235)	766	(1,057)
Health & Biotechnology
Issued	29,502	24,372	1,881	9,802	379	4,828
Redeemed	(54,748)	(70,998)	(42,257)	(47,139)	(10,545)	(10,496)
Reinvested from Dividends	33,561	11,781	31,973	11,372	8,102	2,745
Net Increase (Decrease) in Shares	8,315	(34,845)	(8,403)	(25,965)	(2,064)	(2,923)
Technology & Communications
Issued	98,070	184,609	31,921	34,611	4,835	29,967
Redeemed	(223,940)	(370,707)	(131,310)	(174,268)	(112,010)	(78,314)
Reinvested from Dividends	116,874	40,933	88,945	31,062	82,903	24,746
Net Increase (Decrease) in Shares	(8,996)	(145,165)	(10,444)	(108,595)	(24,272)	(23,601)
Energy & Basic Materials
Issued	57,625	41,689	447	7,513	—	5
Redeemed	(70,601)	(23,919)	(4,444)	(24,126)	(6)	(332)
Reinvested from Dividends	1,613	—	152	—	8	—
Net Increase (Decrease) in Shares	(11,363)	17,770	(3,845)	(16,613)	2	(327)
Financial Services
Issued	49,817	23,530	6,569	6,033	—	7
Redeemed	(57,230)	(34,106)	(784)	(1,007)	(14)	(991)
Reinvested from Dividends	4,306	2,907	907	236	1	18
Net Increase (Decrease) in Shares	(3,107)	(7,669)	6,692	5,262	(13)	(966)
Investment Quality Bond
Issued	968,709	146,680	4,805	144	—	757
Redeemed	(171,769)	(150,020)	(1,549)	(699)	(155)	(7,587)
Reinvested from Dividends	1,237	3,522	23	62	5	15
Net Increase (Decrease) in Shares	798,177	182	3,279	(493)	(150)	(6,815)

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Municipal Bond
Issued	43,035	142	115	262	150	847
Redeemed	(13,466)	(6,131)	(74)	—	(116)	(4,768)
Reinvested from Dividends	45	58	7	9	3	6
Net Increase (Decrease) in Shares	29,614	(5,931)	48	271	37	(3,915)
U.S. Government Money Market
Issued	3,456,916	2,742,172	36,789	387,591	167,408	710,399
Redeemed	(3,180,632)	(3,536,706)	(17,140)	(324,265)	(160,567)	(777,072)
Reinvested from Dividends	1,102	12,736	76	246	31	29
Net Increase (Decrease) in Shares	277,386	(781,798)	19,725	63,572	6,872	(66,644)
Aggressive Balanced Allocation
Issued	3,032	4,280	418	—	87	5,703
Redeemed	(1,029)	(2,481)	(452)	—	(3,393)	—
Reinvested from Dividends	1,188	2,250	— **	15	172	383
Net Increase (Decrease) in Shares	3,191	4,049	(34)	15	(3,134)	6,086
Conservative Balanced Allocation
Issued	38,541	37,439	—	—	3,789	8,969
Redeemed	(24,919)	(43,322)	—	—	(3,401)	(24,500)
Reinvested from Dividends	742	5,393	8	102	—	2,183
Net Increase (Decrease) in Shares	14,364	(490)	8	102	388	(13,348)
Moderate Balanced Allocation
Issued	4,190	16,136	1,121	3,289	2,021	38,512
Redeemed	(1,416)	(1,344)	(181)	(185)	(6,721)	(32,042)
Reinvested from Dividends	1,249	2,503	37	108	286	1,178
Net Increase (Decrease) in Shares	4,023	17,295	977	3,212	(4,414)	7,648
Moderately Aggressive Balanced Allocation
Issued	594	14,934	—	1,540	1,099	346
Redeemed	(2)	(2)	(1,432)	(99)	(262)	(2,887)
Reinvested from Dividends	911	1,032	21	1	141	351
Net Increase (Decrease) in Shares	1,503	15,964	(1,411)	1,442	978	(2,190)
Moderately Conservative Balanced Allocation
Issued	1,258	5,186	—	—	6,769	1,924
Redeemed	(31,061)	(1,475)	—	—	(705)	(13,622)
Reinvested from Dividends	744	2,355	— **	— **	179	571
Net Increase (Decrease) in Shares	(29,059)	6,066	— **	— **	6,243	(11,127)

**	Amount represents less than 0.5 shares.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation August 31, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Large Capitalization Value	$16,888,616	$2,981,595	$(354,843)	$2,626,752
Large Capitalization Growth	20,988,575	10,744,106	(65,333)	10,678,773
Mid Capitalization	9,259,554	3,855,587	(261,716)	3,593,871
Small Capitalization	5,233,925	1,689,275	(135,247)	1,554,028
International Equity	3,822,559	1,034,353	(112,908)	921,445
Health & Biotechnology	9,521,707	4,476,962	(208,819)	4,268,143
Technology & Communications	22,064,170	44,904,122	(31,298)	44,872,824
Energy & Basic Materials	1,045,018	219,906	(63,058)	156,848
Financial Services	930,651	701,438	(8,613)	692,825
Investment Quality Bond	12,280,493	—	(11,720)	(11,720)
Municipal Bond	884,418	387	(428)	(41)
U.S. Government Money Market	5,999,980	—	—	—
Aggressive Balanced Allocation	886,843	150,579	(3,151)	147,428
Conservative Balanced Allocation	2,497,678	289,199	(15,305)	273,894
Moderate Balanced Allocation	1,537,215	253,280	(13,430)	239,850
Moderately Aggressive Balanced Allocation	764,718	138,474	(3,688)	134,786
Moderately Conservative Balanced Allocation	695,234	96,105	(426)	95,679

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2021 was as follows:

For fiscal year ended	Ordinary	Long-Term	Exempt	Return of
8/31/2021	Income	Capital Gains	Income	Capital	Total
Large Capitalization Value	$—	$—	$—	$—	$—
Large Capitalization Growth	—	2,825,180	—	—	2,825,180
Mid Capitalization	111,672	790,855	—	—	902,527
Small Capitalization	—	—	—	—	—
International Equity	91,767	—	—	—	91,767
Health & Biotechnology	24,182	1,457,402	—	—	1,481,584
Technology & Communications	—	7,561,392	—	—	7,561,392
Energy & Basic Materials	16,483	—	—	—	16,483
Financial Services	—	46,047	—	—	46,047
Investment Quality Bond	8,659	4,027	—	—	12,686
Municipal Bond	—	—	—	514	514
U.S. Government Money Market	1,175	—	—	—	1,175
Aggressive Balanced Allocation	8,359	6,565	—	—	14,924
Conservative Balanced Allocation	5,711	2,609	—	—	8,320
Moderate Balanced Allocation	2,713	14,800	—	—	17,513
Moderately Aggressive Balanced Allocation	4,569	7,208	—	—	11,777
Moderately Conservative Balanced Allocation	284	10,498	—	—	10,782

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

The tax character of dividends paid during the period ended August 31, 2020 was as follows:

For fiscal year ended	Ordinary	Long-Term	Exempt	Return of
8/31/2020	Income	Capital Gains	Income	Capital	Total
Large Capitalization Value	$—	$—	$—	$—	$—
Large Capitalization Growth	—	4,230,956	—	81,227	4,312,183
Mid Capitalization	35,570	—	—	—	35,570
Small Capitalization	930	—	—	80	1,010
International Equity	191,876	—	—	—	191,876
Health & Biotechnology	—	574,676	—	—	574,676
Technology & Communications	—	2,296,441	—	—	2,296,441
Energy & Basic Materials	2,901	—	—	—	2,901
Financial Services	—	31,534	—	—	31,534
Investment Quality Bond	36,658	—	—	—	36,658
Municipal Bond	58	—	—	—	58
U.S. Government Money Market	13,586	—	—	—	13,586
Aggressive Balanced Allocation	16,903	10,215	—	—	27,118
Conservative Balanced Allocation	56,032	22,797	—	6,624	85,453
Moderate Balanced Allocation	25,097	14,052	—	—	39,149
Moderately Aggressive Balanced Allocation	13,403	779	—	—	14,182
Moderately Conservative Balanced Allocation	23,346	9,736	—	—	33,082

During the fiscal year ended August 31, 2021, permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, equalization, and net operating losses and short-term capital gains, tax adjustments for prior year tax returns, reclassification of Fund distributions, adjustments for nondeductible payments and foreign tax credit pass-through, resulted in reclassification for the tax year ended August 31, 2021 as follows:

	Paid	Distributable
	In	or Accumulated
	Capital	Earnings (Loss)
Large Capitalization Value	$354,369	$(354,369)
Large Capitalization Growth	248,982	(248,982)
Mid Capitalization	100,636	(100,636)
Small Capitalization	104,180	(104,180)
International Equity	14,943	(14,943)
Health & Biotechnology	92,472	(92,472)
Technology & Communications	184,630	(184,630)
Energy & Basic Materials	—	—
Financial Services	3,837	(3,837)
Investment Quality Bond	(36,718)	36,718
Municipal Bond	(773)	773
U.S. Government Money Market	—	—
Aggressive Balanced Allocation	—	—
Conservative Balanced Allocation	—	—
Moderate Balanced Allocation	—	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Large Capitalization Value	1,768,401	1,780,822	(91,781)	—	—	2,626,752	6,084,194
Large Capitalization Growth	1,648,261	2,147,202	(166,220)	—	—	10,678,773	14,308,016
Mid Capitalization	352,691	887,045	—	—	—	3,593,871	4,833,607
Small Capitalization	202,520	1,215,183	—	—	—	1,554,028	2,971,731
International Equity	16,061	—	—	(2,618,984)	—	922,193	(1,680,730)
Health & Biotechnology	53,205	401,680	—	—	—	4,268,143	4,723,028
Technology & Communications	—	7,486,091	(677,067)	—	—	44,872,824	51,681,848
Energy & Basic Materials	14,708	—	—	(1,182,323)	—	156,844	(1,010,771)
Financial Services	31,650	—	—	—	—	692,825	724,475
Investment Quality Bond	—	154,949	—	—	—	(11,720)	143,229
Municipal Bond	—	—	(7,133)	(12,330)	—	(41)	(19,504)
U.S. Government Money Market	57	—	—	—	(52)	—	5
Aggressive Balanced Allocation	—	60,047	—	—	—	147,428	207,475
Conservative Balanced Allocation	—	136,911	(12,605)	—	—	273,894	398,200
Moderate Balanced Allocation	—	78,096	—	—	—	239,850	317,946
Moderately Aggressive Balanced Allocation	116	44,166	—	—	—	134,786	179,068
Moderately Conservative Balanced Allocation	—	56,103	—	—	—	95,679	151,782

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, perpetual bond securities, trust preferred securities, accrued dividends payable and dividends payable on foreign tax passthrough and C-Corporations adjustments. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gain/(loss) of $748 for the International Equity Portfolio and $(4) for the Energy & Basic Materials Portfolio.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Large Capitalization Value	$91,781
Large Capitalization Growth	166,220
Mid Capitalization	—
Small Capitalization	—
International Equity	—
Health & Biotechnology	—
Technology & Communications	677,067
Energy & Basic Materials	—
Financial Services	—
Investment Quality Bond	—
Municipal Bond	7,134
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	12,605
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	164,658
International Equity	92,465
Health & Biotechnology	—
Technology & Communications	—
Energy & Basic Materials	272,038
Financial Services	—
Investment Quality Bond	—
Municipal Bond	736
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	15,290
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Investment Quality Bond Portfolio will be directly affected by the performance of the Vanguard Ultra-Short-Term Bond Index Fund Admiral Shares. The financial statements of the Vanguard Ultra-Short-Term Bond Index Fund Admiral Shares, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2021, the percentage of net assets invested in the Vanguard Ultra-Short-Term Bond Fund Admiral Class was 89.3%.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

The performance of the Municipal Bond Portfolio will be directly affected by the performance of the JPMorgan Ultra-Short Municipal Fund - Class I. The financial statements of the JPMorgan Ultra-Short Municipal Fund - Class I, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2021, the percentage of net assets invested in the JPMorgan Ultra-Short Municipal Fund - Class I was 90.1%.

The performance of the Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Vanguard Ultra-Short-Term Bond Fund Admiral Class. The financial statements of the Vanguard Ultra-Short-Term Bond Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2021, the percentage of net assets invested in the Vanguard Ultra-Short-Term Bond Fund was 30.4%.

The performance of the Moderately Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Vanguard Ultra-Short-Term Bond Fund Admiral Class. The financial statements of the Vanguard Ultra-Short-Term Bond Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2021, the percentage of net assets invested in the Vanguard Ultra-Short-Term Bond Fund was 27.1%.

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of August 31, 2021, the below entities held more than 25% of the voting securities for each of the Funds listed.

		First
	Pershing,	National	Mid Atlantic Trust
	LLC *	Bank *	Company FBO *
Large Cap Value	—	43.62%	—
Large Cap Growth	—	30.25%	—
Mid Cap	—	41.97%	—
Small Cap	—	50.30%	—
International Equity	—	44.50%	—
Energy & Basic Materials	—	48.17%	—
Financial Services	—	51.85%	—
Investment Quality Bond	—	61.48%	—
U.S. Government Money Market	—	62.23%	—
Aggressive Balanced Allocation	—	64.66%	32.18%
Conservative Balanced Allocation	26.65%	44.80%	26.47%
Moderate Balanced Allocation Portfolio	28.65%	40.34%	—
Moderately Aggressive Balanced Allocation	—	54.54%	43.44%
Moderately Conservative Balanced Allocation	—	54.03%	28.18%

*	Comprised of multiple investors and accounts

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2021 (Continued)

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19,2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$22.32	$21.17	$22.78	$23.77	$20.85
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.03)	(0.01)	0.10	0.07
Net realized and unrealized gain (loss)	10.00	1.18	(0.21)	0.71	2.85
Total from investment operations	9.83	1.15	(0.22)	0.81	2.92
Dividends and Distributions:
Dividends from net investment income	—	—	(0.07)	—	—
Distributions from realized gains	—	—	(1.32)	(0.78)	—
Distributions from return of capital	—	—	—	(1.02)	—
Total dividends and distributions	—	—	(1.39)	(1.80)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year/Period	$32.15	$22.32	$21.17	$22.78	$23.77
Total Return*	44.04%	5.43%	(0.14)%	3.58%	14.00%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$19,033	$12,317	$13,358	$14,930	$17,247
Ratio of gross operating expenses to average net assets (2)	1.33%	1.17%	1.14%	1.22%	1.24%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.61)%	(0.15)%	(0.04)%	0.45%	0.30%
Portfolio Turnover Rate	108%	82%	87%	100%	65%

	Large Capitalization Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$28.60	$24.45	$31.61	$25.48	$26.87
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.16)	(0.03)	—	—	(0.01)
Net realized and unrealized gain (loss)	8.32	7.85	(1.76)	7.68	3.76
Total from investment operations	8.16	7.82	(1.76)	7.68	3.75
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.25)
Distributions from realized gains	(2.44)	(3.67)	(5.40)	(1.55)	(4.89)
Total dividends and distributions	(2.44)	(3.67)	(5.40)	(1.55)	(5.14)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year/Period	$34.32	$28.60	$24.45	$31.61	$25.48
Total Return*	31.15%	35.93%	(4.37)%	31.33%	17.04%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$27,040	$28,236	$24,398	$29,936	$26,906
Ratio of gross operating expenses to average net assets (3)	1.34%	1.12%	1.06%	1.14%	1.22%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.54)%	(0.11)%	0.01%	0.00%	(0.04)%
Portfolio Turnover Rate	65%	74%	90%	74%	97%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.33%	1.17%	1.14%	1.22%	1.24%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.34%	1.12%	1.06%	1.14%	1.22%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$11.60	$11.69	$13.48	$12.87	$12.96
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	0.03	0.08	0.05	0.05
Net realized and unrealized gain (loss)	4.50	(0.07)	(0.65)	1.57	0.76
Total from investment operations	4.47	(0.04)	(0.57)	1.62	0.81
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.07)	(0.06)	—
Distributions from realized gains	(1.07)	—	(1.15)	(0.95)	(0.90)
Total dividends and distributions	(1.11)	(0.05)	(1.22)	(1.01)	(0.90)
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year/Period	$14.96	$11.60	$11.69	$13.48	$12.87
Total Return*	40.57%	(0.38)%	(3.13)%	13.17%	6.55%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$10,919	$8,126	$8,859	$10,224	$10,306
Ratio of gross operating expenses to average net assets (2)	1.64%	1.46%	1.29%	1.45%	1.61%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.19)%	0.28%	0.66%	0.40%	0.40%
Portfolio Turnover Rate	55%	53%	49%	39%	43%

	Small Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$6.43	$5.89	$8.10	$6.66	$5.70
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)	(0.03)	—	(0.01)	(0.05)
Net realized and unrealized gain (loss)	3.07	0.57	(1.30)	1.45	1.01
Total from investment operations	3.02	0.54	(1.30)	1.44	0.96
Dividends and Distributions:
Distributions from realized gains	—	—	(0.91)	—	—
Total dividends and distributions	—	—	(0.91)	—	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year/Period	$9.45	$6.43	$5.89	$8.10	$6.66
Total Return*	46.97%	9.19%	(15.41)%	21.62%	16.84%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$6,632	$5,362	$5,357	$7,331	$6,963
Ratio of gross operating expenses to average net assets (3)	1.70%	1.68%	1.44%	1.55%	1.88%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.61)%	(0.44)%	(0.04)%	(0.20)%	(0.81)%
Portfolio Turnover Rate	103%	101%	90%	115%	127%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.64%	1.46%	1.29%	1.45%	1.61%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

1.70%	1.68%	1.44%	1.55%	1.88%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class I Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2021	2020		2019		2018	2017
Net Asset Value, Beginning of Year/Period	$8.94	$8.95		$10.23		$11.64	$9.38
Income (Loss) from Investment Operations:
Net investment income (1)	0.07	0.10		0.19		0.11	—
Net realized and unrealized gain (loss)	3.28	0.08		(1.42)		(0.39)	1.19
Total from investment operations	3.35	0.18		(1.23)		(0.28)	1.19
Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.19)		(0.05)		— **	(0.06)
Total dividends and distributions	(0.18)	(0.19)		(0.05)		—	(0.06)
Redemption Fees	—	—		—		—	— **
Net Asset Value, End of Year/Period	$12.11	$8.94		$8.95		$10.23	$10.51
Total Return*	37.96%	1.80	% #	(12.02	)% #	(2.63)%	12.76%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$4,421	$6,277		$8,320		$11,024	$4,570
Ratio of gross operating expenses to average net assets (2)	2.47%	1.64%		1.61%		2.30%	2.96%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.63%	1.09%		2.00%		0.99%	0.01%
Portfolio Turnover Rate	59%	52%		95%		130%	69%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2021	2020		2019		2018	2017
Net Asset Value, Beginning of Year/Period	$23.02	$21.14		$27.51		$27.43	$31.47
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.16)	0.01		(0.01)		(0.05)	(0.09)
Net realized and unrealized gain (loss)	4.82	2.78		(2.30)		2.34	1.18
Total from investment operations	4.66	2.79		(2.31)		2.29	1.09
Dividends and Distributions:
Dividends from net investment income	—	—		—		—	—
Distributions from realized gains	(2.58)	(0.91)		(4.06)		(4.23)	(3.11)
Total dividends and distributions	(2.58)	(0.91)		(4.06)		(4.23)	(3.11)
Redemption Fees	—	—		—		—	—
Net Asset Value, End of Year/Period	$25.10	$23.02		$21.14		$27.51	$29.45
Total Return*	22.43%	13.22%		(9.16)%		8.88%	4.43%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$7,560	$6,741		$6,927		$9,436	$10,246
Ratio of gross operating expenses to average net assets (3)	2.14%	1.91%		1.82%		1.90%	1.93%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.69)%	0.05%		(0.02)%		(0.20)%	(0.29)%
Portfolio Turnover Rate	19%	21%		32%		13%	12%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

2.32%	1.25%	1.25%	1.92%	2.90%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.14%	1.91%	1.82%	1.90%	1.93%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$31.63	$24.28	$24.86	$23.26	$18.08
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.37)	(0.11)	0.03	(0.11)	(0.08)
Net realized and unrealized gain	7.10	8.43	0.27	5.89	4.17
Total from investment operations	6.73	8.32	0.30	5.78	4.09
Dividends and Distributions:
Distributions from realized gains	(3.64)	(0.97)	(0.88)	(1.59)	(1.50)
Total dividends and distributions	(3.64)	(0.97)	(0.88)	(1.59)	(1.50)
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year/Period	$34.72	$31.63	$24.28	$24.86	$20.67
Total Return*	23.89%	35.28%	1.70%	29.38%	23.97%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$35,680	$32,790	$28,695	$29,894	$25,550
Ratio of gross operating expenses to average net assets (2)	1.99%	1.68%	1.68%	1.75%	1.80%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.20)%	(0.42)%	0.11%	(0.50)%	(0.44)%
Portfolio Turnover Rate	10%	10%	2%	1%	16%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$8.24	$10.11	$14.44	$12.15	$11.46
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.14	0.14	0.04	(0.07)	(0.02)
Net realized and unrealized gain (loss)	2.54	(2.01)	(4.37)	2.36	0.71
Total from investment operations	2.68	(1.87)	(4.33)	2.29	0.69
Dividends and Distributions:
Dividends from net investment income	(0.17)	—	—	—	—
Total dividends and distributions	(0.17)	—	—	—	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year/Period	$10.75	$8.24	$10.11	$14.44	$12.15
Total Return*	32.86%	(18.50)%	(29.99)%	18.85%	6.02%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,107	$942	$976	$1,783	$1,452
Ratio of gross operating expenses to average net assets (3)	4.07%	3.65%	3.07%	3.51%	3.46%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.37%	1.57%	0.35%	(0.53)%	(0.18)%
Portfolio Turnover Rate	81%	63%	45%	61%	54%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

1.99%	1.68%	1.68%	1.75%	1.80%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.00%	3.00%	3.00%	3.00%	3.00%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$7.89	$8.92	$12.02	$12.23	$8.89
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.03)	(0.06)	(0.07)	(0.15)	(0.11)
Gain from trade error	—	—	—	—	0.14
Net realized and unrealized gain (loss)	4.20	(0.76)	(1.35)	1.61	1.64
Total from investment operations	4.17	(0.82)	(1.42)	1.46	1.67
Dividends and Distributions:
Distributions from realized gains	(0.34)	(0.21)	(1.68)	—	—
Total dividends and distributions	(0.34)	(0.21)	(1.68)	—	—
Redemption Fees	—	—	—	—	—	**
Net Asset Value, End of Year/Period	$11.72	$7.89	$8.92	$12.02	$10.56
Total Return*	54.37%	(9.60)%	(10.93)%	13.83%	18.79	% +
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,366	$944	$1,136	$1,411	$1,736
Ratio of gross operating expenses to average net assets (2)	3.41%	3.51%	3.41%	3.42%	3.51%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.34)%	(0.66)%	(0.73)%	(1.29)%	(1.15)%
Portfolio Turnover Rate	59%	71%	67%	52%	55%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$9.79	$9.56	$9.31	$9.45	$9.69
Income (Loss) from Investment Operations:
Net investment income (1)	(0.06)	0.07	0.11	0.08	0.09
Net realized and unrealized gain (loss)	(0.03)	0.24	0.27	(0.21)	(0.09)
Total from investment operations	(0.09)	0.31	0.38	(0.13)	—
Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.13)	(0.06)	(0.08)
Distributions from realized gains	—	—	—	(0.07)	(0.04)
Total dividends and distributions	(0.02)	(0.08)	(0.13)	(0.13)	(0.12)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year/Period	$9.68	$9.79	$9.56	$9.31	$9.57
Total Return*	(0.87)%	3.24%	4.14%	(1.34)%	0.00%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$12,020	$4,345	$4,243	$4,935	$6,420
Ratio of gross operating expenses to average net assets (3)	1.45%	1.37%	1.27%	1.54%	1.46%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.61)%	0.71%	1.18%	0.87%	0.91%
Portfolio Turnover Rate	62%	23%	11%	112%	15%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

3.00%	3.00%	3.00%	3.00%	3.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.45%	1.37%	1.27%	1.23%	1.35%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 17.21%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Year/Period	$9.08		$9.02		$8.95		$9.24		$9.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)		0.00		0.01		0.05		0.05
Net realized and unrealized gain (loss)	0.03		0.07		0.07		(0.29)		(0.20)
Total from investment operations	(0.06)		0.07		0.08		(0.24)		(0.15)
Dividends and Distributions:
Dividends from net investment income	—		(0.01)		(0.01)		(0.05)		(0.05)
Distributions from realized gains	—		—		—		—		(0.38)
Return of Capital	(0.01)		—		—		—		—
Total dividends and distributions	(0.01)		(0.01)		(0.01)		(0.05)		(0.43)
Net Asset Value, End of Year/Period	$9.01		$9.08		$9.02		$8.95		$9.24
Total Return*	(0.70	)% #	0.77	% #	0.88	% #	(2.66)%		(1.35)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$770		$507		$557		$589		$660
Ratio of gross operating expenses to average net assets (2)	2.78%		2.35%		2.91%		3.79%		3.59%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.96)%		0.04%		0.11%		0.46%		0.59%
Portfolio Turnover Rate	82%		22%		2%		104%		48%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Year/Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.01		0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.01		0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.01)		(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.01)		(0.00	) **	(0.00	) **
Net Asset Value, End of Year/Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.02%		0.00%		1.09%		0.29%		0.01%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$5,488		$5,213		$5,992		$7,656		$9,645
Ratio of gross operating expenses to average net assets (3)	1.07%		1.18%		1.24%		1.17%		1.01%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.01%		0.28%		1.09%		0.29%		0.02%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.52%	1.64%	1.41%	1.27%	1.59%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.02%	0.68%	1.24%	1.16%	0.60%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Aggressive Balanced Allocation Portfolio - Class I Shares

					For the Period
					December 29,
	Year Ended	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,	August 31,		August 31,
	2021	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.42	$9.94	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.40	0.25	0.24		0.04
Net realized and unrealized gain (loss)	1.91	0.62	(0.45)		0.39
Total from investment operations	2.31	0.87	(0.21)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.28)	(0.27)		—
Distributions from realized gains	(0.08)	(0.11)	(0.01)		—
Total dividends and distributions	(0.20)	(0.39)	(0.28)		—
Net Asset Value, End of Year/Period	$12.53	$10.42	$9.94		$10.43
Total Return*	22.46%	8.76%	(1.81)%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$842	$666	$595		$607
Ratio of gross operating expenses to average net assets (4)	2.39%	2.01%	3.01%		3.07	% (3)
Ratio of net operating expenses to average net assets (4)	0.93%	0.79%	0.60%		0.35	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	3.44%	2.53%	2.47%		0.64	% (3)
Portfolio Turnover Rate	54%	3%	56%		8	% (5)

	Conservative Balanced Allocation Portfolio - Class I Shares

					For the Period
					December 29,
	Year Ended	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,	August 31,		August 31,
	2021	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.58	$10.20	$10.33		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	(0.02)	0.23	0.23		0.06
Net realized and unrealized gain (loss)	1.49	0.52	(0.16)		0.27
Total from investment operations	1.47	0.75	0.07		0.33
Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.24)	(0.20)		—
Distributions from realized gains	—	(0.10)	(0.00	) **	—
Distributions from return of capital	—	(0.03)	—		—
Total dividends and distributions	(0.05)	(0.37)	(0.20)		—
Net Asset Value, End of Year/Period	$12.00	$10.58	$10.20		$10.33
Total Return*	13.94%	7.45%	0.84%		3.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$2,050	$1,656	$1,602		$937
Ratio of gross operating expenses to average net assets (4)	1.95%	1.60%	1.77%		2.59	% (3)
Ratio of net operating expenses to average net assets (4)	0.93%	0.79%	0.70%		0.49	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	(0.22)%	2.28%	2.32%		0.83	% (3)
Portfolio Turnover Rate	71%	12%	31%		4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderate Balanced Allocation Portfolio - Class I Shares

					For the Period
					December 29,
	Year Ended	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,	August 31,		August 31,
	2021	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.69	$10.15	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	(0.01)	0.22	0.28		0.05
Net realized and unrealized gain (loss)	2.02	0.67	(0.28)		0.38
Total from investment operations	2.01	0.89	(0.00)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.24)	(0.28)		—
Distributions from realized gains	(0.07)	(0.11)	(0.00	) **	—
Total dividends and distributions	(0.15)	(0.35)	(0.28)		—
Net Asset Value, End of Year/Period	$12.55	$10.69	$10.15		$10.43
Total Return*	19.01%	8.93%	0.31%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,187	$967	$743		$588
Ratio of gross operating expenses to average net assets (4)	2.11%	1.70%	2.12%		2.87	% (3)
Ratio of net operating expenses to average net assets (4)	0.93%	0.79%	0.63%		0.36	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	(0.09)%	2.19%	2.79%		0.73	% (3)
Portfolio Turnover Rate	52%	8%	35%		7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class I Shares

					For the Period
					December 29,
	Year Ended	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,	August 31,		August 31,
	2021	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.48	$9.93	$10.35		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	(0.00)	0.22	0.28		0.03
Net realized and unrealized gain (loss)	2.14	0.59	(0.43)		0.32
Total from investment operations	2.14	0.81	(0.15)		0.35
Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.25)	(0.27)		—
Distributions from realized gains	(0.10)	(0.01)	—		—
Total dividends and distributions	(0.18)	(0.26)	(0.27)		—
Net Asset Value, End of Year/Period	$12.44	$10.48	$9.93		$10.35
Total Return*	20.70%	8.14%	(1.18)%		3.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$693	$568	$380		$397
Ratio of gross operating expenses to average net assets (4)	2.50%	2.08%	2.62%		3.12	% (3)
Ratio of net operating expenses to average net assets (4)	0.93%	0.79%	0.65%		0.32	% (3)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets (4)	0.03%	2.20%	2.84%		0.51	% (3)
Portfolio Turnover Rate	48%	8%	69%		0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the year/period)

	Moderately Conservative Balanced Allocation Portfolio - Class I Shares

				For the Period
				December 29,
	Year Ended	Year Ended	Year Ended	2017 (1) to
	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$10.36	$9.94	$10.25	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	(0.01)	0.24	0.26	0.04
Net realized and unrealized gain (loss)	1.78	0.53	(0.31)	0.21
Total from investment operations	1.77	0.77	(0.05)	0.25
Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.26)	(0.26)	—
Distributions from realized gains	(0.14)	(0.09)	—	—
Total dividends and distributions	(0.15)	(0.35)	(0.26)	—
Net asset, end of year/period	$11.98	$10.36	$9.94	$10.25
Total Return *	17.26%	7.84%	(0.19)%	2.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$618	$836	$741	$743
Ratio of gross operating expenses to average net assets (4)	2.34%	1.85%	2.30%	2.37	% (3)
Ratio of net operating expenses to average net assets (4)	0.92%	0.79%	0.67%	0.41	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	(0.07)%	2.46%	2.67%	0.58	% (3)
Portfolio Turnover Rate	74%	11%	57%	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Energy and Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, (referred to as the “Funds”) each a series of the Saratoga Advantage Trust, including the schedules of investments, as of August 31, 2021, the related statements of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Saratoga Advantage Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Energy and Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the five years in the period ended August 31, 2021

Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the three years in the period ended August 31, 2021 and for the period from December 29, 2017 (commencement of opeations) through August 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

To the Shareholders and Board of Trustees
of Saratoga Advantage Trust
Page Two

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 29, 2021

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2021, through August 31, 2021.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2021	Value - 8/31/2021	3/1/2021 - 8/31/2021*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,131.20	$8.53	1.62%
Large Capitalization Value – Class A	1,000.00	1,128.80	10.62	2.01%
Large Capitalization Value – Class C	1,000.00	1,125.20	13.20	2.51%
Large Capitalization Growth – Class I	1,000.00	1,232.80	9.02	1.63%
Large Capitalization Growth – Class A	1,000.00	1,230.50	11.22	2.03%
Large Capitalization Growth – Class C	1,000.00	1,226.90	14.53	2.63%
Mid Capitalization – Class I	1,000.00	1,131.60	9.82	1.86%
Mid Capitalization – Class A	1,000.00	1,128.90	11.92	2.26%
Mid Capitalization – Class C	1,000.00	1,125.40	15.05	2.86%
Small Capitalization – Class I	1,000.00	1,069.00	9.96	1.94%
Small Capitalization – Class A	1,000.00	1,064.90	11.99	2.34%
Small Capitalization – Class C	1,000.00	1,062.10	15.56	3.04%
International Equity – Class I	1,000.00	1,076.40	15.73	3.06%
International Equity – Class A	1,000.00	1,073.30	17.85	3.47%
International Equity – Class C	1,000.00	1,071.20	20.22	3.94%
Health & Biotechnology – Class I	1,000.00	1,167.40	12.90	2.40%
Health & Biotechnology – Class A	1,000.00	1,164.90	15.02	2.80%
Health & Biotechnology – Class C	1,000.00	1,161.70	18.20	3.40%
Technology & Communications – Class I	1,000.00	1,168.60	12.32	2.29%
Technology & Communications – Class A	1,000.00	1,166.20	14.44	2.69%
Technology & Communications – Class C	1,000.00	1,162.80	17.61	3.28%
Energy & Basic Materials – Class I	1,000.00	1,065.40	15.36	3.00%
Energy & Basic Materials – Class A	1,000.00	1,063.10	17.39	3.40%
Energy & Basic Materials – Class C	1,000.00	1,060.80	20.44	4.00%
Financial Services – Class I	1,000.00	1,191.10	16.36	3.01%
Financial Services – Class A	1,000.00	1,188.60	18.49	3.41%
Financial Services – Class C	1,000.00	1,205.90	21.88	4.00%
Investment Quality Bond – Class I	1,000.00	995.10	7.59	1.53%
Investment Quality Bond – Class A	1,000.00	992.00	9.53	1.93%
Investment Quality Bond – Class C	1,000.00	989.90	12.53	2.54%
Municipal Bond – Class I	1,000.00	995.80	5.89	1.19%
Municipal Bond – Class A	1,000.00	994.70	6.01	1.22%
Municipal Bond – Class C	1,000.00	992.50	7.54	1.53%
U.S. Government Money Market – Class I	1,000.00	1,000.20	0.12	0.02%
U.S. Government Money Market – Class A	1,000.00	1,000.10	0.13	0.03%
U.S. Government Money Market – Class C	1,000.00	1,000.20	0.16	0.03%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value -3/1/2021	Value - 8/31/2021	3/1/2021 - 8/31/2021*	[Annualized]
Actual Expenses - Table 2: (Continued)
Aggressive Balanced Allocation - Class I	1,000.00	1,090.40	5.14	0.99%
Aggressive Balanced Allocation - Class A	1,000.00	1,094.70	6.44	1.24%
Aggressive Balanced Allocation - Class C	1,000.00	1,095.30	10.31	1.99%
Conservative Balanced Allocation - Class I	1,000.00	1,066.70	5.07	0.99%
Conservative Balanced Allocation - Class A	1,000.00	1,064.90	6.35	1.24%
Conservative Balanced Allocation - Class C	1,000.00	1,060.90	10.17	1.99%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,088.40	5.13	0.99%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,086.70	6.41	1.24%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,082.60	10.28	1.99%
Moderate Balanced Allocation - Class I	1,000.00	1,085.60	5.12	0.99%
Moderate Balanced Allocation - Class A	1,000.00	1,083.90	6.41	1.24%
Moderate Balanced Allocation - Class C	1,000.00	1,080.90	10.27	1.99%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,073.50	5.09	0.99%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,073.50	6.36	1.24%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,068.00	10.20	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value -3/1/2021	Value - 8/31/2021	3/1/2021 - 8/31/2021*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,016.79	$8.08	1.62%
Large Capitalization Value – Class A	1,000.00	1,014.82	10.05	2.01%
Large Capitalization Value – Class C	1,000.00	1,012.37	12.50	2.51%
Large Capitalization Growth – Class I	1,000.00	1,016.71	8.15	1.63%
Large Capitalization Growth – Class A	1,000.00	1,014.73	10.14	2.03%
Large Capitalization Growth – Class C	1,000.00	1,011.75	13.12	2.63%
Mid Capitalization – Class I	1,000.00	1,015.58	9.28	1.86%
Mid Capitalization – Class A	1,000.00	1,013.60	11.27	2.26%
Mid Capitalization – Class C	1,000.00	1,010.63	14.24	2.86%
Small Capitalization – Class I	1,000.00	1,015.17	9.70	1.94%
Small Capitalization – Class A	1,000.00	1,013.18	11.69	2.34%
Small Capitalization – Class C	1,000.00	1,009.71	15.16	3.04%
International Equity – Class I	1,000.00	1,009.64	15.23	3.06%
International Equity – Class A	1,000.00	1,007.58	17.28	3.47%
International Equity – Class C	1,000.00	1,005.27	19.57	3.94%
Health & Biotechnology – Class I	1,000.00	1,012.89	11.98	2.40%
Health & Biotechnology – Class A	1,000.00	1,010.91	13.96	2.80%
Health & Biotechnology – Class C	1,000.00	1,007.95	16.91	3.40%
Technology & Communications – Class I	1,000.00	1,013.43	11.44	2.29%
Technology & Communications – Class A	1,000.00	1,011.47	13.41	2.69%
Technology & Communications – Class C	1,000.00	1,008.51	16.36	3.28%
Energy & Basic Materials – Class I	1,000.00	1,009.92	14.95	3.00%
Energy & Basic Materials – Class A	1,000.00	1,007.93	16.93	3.40%
Energy & Basic Materials – Class C	1,000.00	1,004.96	19.89	4.00%
Financial Services – Class I	1,000.00	1,009.86	15.01	3.01%
Financial Services – Class A	1,000.00	1,007.89	16.97	3.41%
Financial Services – Class C	1,000.00	1,004.96	19.88	4.00%
Investment Quality Bond – Class I	1,000.00	1,017.19	7.67	1.53%
Investment Quality Bond – Class A	1,000.00	1,015.23	9.64	1.93%
Investment Quality Bond – Class C	1,000.00	1,012.20	12.67	2.54%
Municipal Bond – Class I	1,000.00	1,018.89	5.96	1.19%
Municipal Bond – Class A	1,000.00	1,018.77	6.09	1.22%
Municipal Bond – Class C	1,000.00	1,017.23	7.63	1.53%
U.S. Government Money Market – Class I	1,000.00	1,024.68	0.12	0.02%
U.S. Government Money Market – Class A	1,000.00	1,024.67	0.13	0.03%
U.S. Government Money Market – Class C	1,000.00	1,024.64	0.16	0.03%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value -3/1/2021	Value - 8/31/2021	3/1/2021 - 8/31/2021*	[Annualized]
[5% Return Before Expenses] - Table 2:
Aggressive Balanced Allocation - Class I	1,000.00	1,014.93	4.96	0.99%
Aggressive Balanced Allocation - Class A	1,000.00	1,018.65	6.20	1.24%
Aggressive Balanced Allocation - Class C	1,000.00	1,019.89	9.94	1.99%
Conservative Balanced Allocation - Class I	1,000.00	1,019.89	4.96	0.99%
Conservative Balanced Allocation - Class A	1,000.00	1,018.65	6.21	1.24%
Conservative Balanced Allocation - Class C	1,000.00	1,014.93	9.94	1.99%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,019.89	4.96	0.99%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,018.65	6.20	1.24%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,014.93	9.94	1.99%
Moderate Balanced Allocation - Class I	1,000.00	1,019.89	4.96	0.99%
Moderate Balanced Allocation - Class A	1,000.00	1,018.65	6.21	1.24%
Moderate Balanced Allocation - Class C	1,000.00	1,014.93	9.94	1.99%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,019.89	4.96	0.99%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,018.66	6.19	1.24%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,014.93	9.94	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended August 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 66 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	17	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 79 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	17	Chairman of the Board (2018 – Present), Trustee (2011-2018), Harbor Beach Community Hospital
Udo Koopmann, 80 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	17	None
Floyd E. Seal, 72 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017	17	None
Stephen H. Hamrick, 69 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	Retired. President and Chief Executive Officer, Terra Capital Markets, LLC (2011-2020) (broker-dealer)	17	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 65 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	17	None
Jonathan W. Ventimiglia, 38 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC	17	None
Frederick C. Teufel, 62 c/o Vigilant, LLC 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317	Chief Compliance Officer	Since August 2021	Director, Vigilant Compliance, LLC	17	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-807-FUND.

Board of Trustees (the “Board”) Meeting of April 12, 2021 (the “Meeting”)

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by Saratoga Capital Management (“Saratoga”) and each Investment Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by Saratoga; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by Saratoga.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by Saratoga. In this regard, Saratoga discussed in detail with the Trustees its methodology for selecting Investment Advisers for the Saratoga Portfolios, the procedures and criteria it utilizes in evaluating the adequacy of each Investment Adviser’s performance and the general oversight it provides, including monitoring compliance reports, recommending outside service providers, negotiation of fees and monitoring of quality of services. With respect to the Portfolios Saratoga manages directly, the Trustees considered the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by Saratoga were necessary and appropriate for the conduct of the business and investment activities of the Saratoga Portfolios. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Capitalization Value: The Trustees noted that M.D. Sass Investors Services, Inc. (“M.D. Sass”) has been the Adviser to the Portfolio since August 2008 and that since then through February 28, 2021 the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Large Capitalization Growth: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2021, the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all factors the Trustees deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Mid-Capitalization: The Trustees noted that Vaughan Nelson Investment Management LP (“Vaughan Nelson”) became the Adviser to the Portfolio in April 2006 and that since then through February 28, 2021, the Portfolio had slightly underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all the factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Small Capitalization: The Trustees noted that Zacks Investment Management, Inc. (“Zacks”) became the Adviser to the Portfolio in August 2015 and that since then through February 28, 2021, the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

International Equity: The Trustees noted that the current Adviser to the Portfolio, Smith Group Asset Management (“Smith Group”), became the Adviser to the Portfolio in February 2018 and that since then through February 28, 2021 the Portfolio underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all of the factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. (“Oak”), was appointed in July 2005 and that since then through February 28, 2021 the Portfolio underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications: The Trustees noted that Oak became the sole adviser to the Portfolio in December 2015 and that since then through February 28, 2021, the Portfolio underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Financial Services: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2021, the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Energy & Basic Materials: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2021, the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with the Adviser the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Investment Quality Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC (“SCM”) started managing the Portfolio in March 2018 and that since then through February 28, 2021 the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with SCM the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Municipal Bond Portfolio: The Trustees noted that SCM started managing the Portfolio in March 2018 and that since then through February 28, 2021 the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with SCM the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

U.S. Government Money Market Portfolio: The Trustees noted SCM started managing the Portfolio in October 2020, and therefore, it is too soon to meaningfully evaluate performance. The Trustees also noted that prior to October 2020 CLS Investments, LLC (“CLS”) managed the Portfolio since August 2011 and since August 2011 through February 29, 2020 the Portfolio’s performance was in line with its benchmark.

Conservative Balanced Allocation Portfolio: The Trustees noted that SCM started managing the Portfolio in January 2018 and that since then through February 28, 2021 the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderately Conservative Balanced Allocation Portfolio: The Trustees noted that SCM started managing the Portfolio in January 2018 and that since then through February 28, 2021 the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with SCM the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderate Balanced Allocation Portfolio: The Trustees noted that SCM started managing the Portfolio in January 2018 and that since then through February 28, 2021 the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with SCM the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderately Aggressive Balanced Allocation Portfolio: The Trustees noted that SCM started managing the Portfolio in January 2018 and that since then through February 28, 2021 the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with SCM the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Aggressive Balanced Allocation Portfolio: The Trustees noted that SCM started managing the Portfolio in January 2018 and that since then through February 28, 2021 the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with SCM the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Comparable Total Average Expense Ratio

The total average expense ratio of each of the Portfolios was compared to Mutual Fund Industry Statistics as reported in the February 28, 2021 Morningstar data regarding mutual fund expenses and assets. The Saratoga Portfolios are considerably smaller in assets compared to the mutual fund industry but still continue to offer services at a competitive rate. The Trustees reviewed the total average expense ratio for each Portfolio and noted the following: (i) total average expense ratio for the Large Cap Value and Large Cap Growth Portfolios were slightly higher than the average of comparable funds; (ii) total average expense ratio for the Mid Cap, Small Cap, International Equity, Health & Biotechnology, Technology & Communications Portfolios, Financial Services, Energy & Basic Materials, Investment Quality Bond and Municipal Bond Portfolios were higher than the average of comparable funds; and (iii) total average expense ratio for the U.S. Government Money Market, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Aggressive Balanced Allocation Portfolios were lower than the average of comparable funds.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rate for the Small Cap Portfolio was slightly lower than the average of comparable funds; (ii) fee rates for the Large Cap Value, Large Cap Growth, Mid Cap, and International Equity Portfolios were slightly higher than the average of comparable funds; and (iii) the fee rates for the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation Portfolios were higher than the average of comparable funds. The Trustees noted that they had discussed with SCM the reasons for the higher fee rates.

The Trustees noted that the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as manager at specified levels. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Investment Adviser to each Portfolio managed by Saratoga.

Economies of Scale

The Trustees noted the views of Saratoga that at their current sizes the Portfolios do not realize economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by Saratoga. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to Saratoga. The Trustees considered the financial viability of Saratoga and its ability to continue to provide high quality services and concluded that it continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by Saratoga and the Investment Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that Saratoga receives licensing fees from third parties for the use of the Saratoga asset allocation program.

At this time Mr. Bruce Ventimiglia and Mr. Jonathan W. Ventimiglia left the Meeting and the Trustees resumed the executive session with Ms. Fumai and Ms. Tariq to discuss the materials and factors to be considered in the Board determinations.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders. The Independent Trustees noted that no single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreements and the Advisory Agreements for each of the Portfolios and that each Trustee considered and weighted the factors differently.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N -PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Saratoga - A21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Registrant Advisor

FYE 08/31/21 $153,000.00 $ 900.00

FYE 08/31/20 $166,000.00 $ 900.00

(b)	Audit-Related Fees

Registrant Advisor

FYE 08/31/21 $0.00 $0.00

FYE 08/31/20 $0.00 $0.00

(c)	Tax Fees

Registrant Advisor

FYE 08/31/21 $34,000.00 $ 600.00

FYE 08/31/20 $48,000.00 $ 600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Registrant Advisor

FYE 08/31/21 $0.00 $0.00

FYE 08/31/20 $0.00 $0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                       Registrant        Advisor

Audit-Related Fees:     0.00%            0.00%

Tax Fees:                    0.00%            0.00%

All Other Fees:            0.00%            0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Advisor

FYE 08/31/2021 $34,000.00 $ 600.00

FYE 08/31/2020 $48,000.00 $ 600.00

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2021, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. (a) Not applicable to open-end investment companies.

(b) Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date 11/8/21

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/8/21

* Print the name and title of each signing officer under his or her signature.